EXHIBIT 10.1
                                                                    ------------

                                 LEASE AGREEMENT


            LEASE AGREEMENT (this "Lease"), made as of September 17, 2003, between MATRIX CRANBURY ASSOCIATES, LLC (the "LESSOR"), a New Jersey corporation, having an address at Forsgate Drive, CN 4000 Cranbury, New Jersey 08512 and ABLE LABORATORIES, INC. (the "LESSEE"), a Delaware corporation, having an address at 6 Hollywood Court, CN 1013, South Plainfield, New Jersey 07080.

                              PRELIMINARY STATEMENT

            LESSOR desires to lease to LESSEE, and LESSEE desires to rent and hire from LESSOR, (a) certain real property situate, lying and being in the Township of Cranbury, County of Middlesex, State of New Jersey, consisting of approximately 23.098 acres of land described on Schedule A annexed hereto (the "Land") improved with a building containing approximately 223,936 gross square feet of space (the "Building") and related improvements (the Building and all such improvements being collectively called the "Improvements") and (b) the furniture and other personal property identified on Schedule B annexed hereto (the "Personal Property"), on the terms and conditions contained herein (the Land, the Improvements and Personal Property being herein collectively called the "Premises").

            LESSEE desires to lease from LESSOR the Premises in accordance with, and subject to, the provisions of this Lease.

            NOW, THEREFORE, LESSOR and LESSEE agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

            1.1. As used in this Lease, the following terms have the following respective meanings:

                        (a) Additional Rent: defined in Section 3.2.

                        (b) Alterations: defined in Section 28.4.

                        (c) Approved Bank: any commercial bank having an office within the New York City/New Jersey metropolitan area which is rated A or better by Standard & Poor's or any successor thereto (or having a comparable rating issued by another reputable and comparable rating agency if Standard & Poor's or any successor thereto no longer exists or no longer publishes such ratings).

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                        (d) Approved Plans: defined in Section 28.4.

                        (e) Basic Rent: defined in Section 3.1 and specified in Schedule C annexed hereto.

                        (f) Basic Rent Payment Dates: the first day of each consecutive calendar month during the Term.

                        (g) Broker: defined in Section 24.1.

                        (h) Building: defined in the Preliminary Statement.

                        (i) Building Repair: defined in Section 6.3(b).

                        (j) Business Day: means each weekday (Monday through Friday) except for federal holidays.

                        (k) Commencement Date: defined in Section 2.2.

                        (l) Dormant Equipment: defined in Section 6.3(e).

                        (m) Emergency Building Repair: defined in Section
6.3(b).

                        (n) Environmental Laws: all statutes, regulations, codes and ordinances of any governmental entity, authority, agency and/or department relating to (i) air emissions, (ii) water discharges, (iii) noise emissions,
(iv) air, water or ground pollution or (v) any other environmental or health matter, including, but not limited to, ISRA, the New Jersey Spill Compensation and Control Act, N.J.S.A. 58:10-23.11 et seq. and the regulations promulgated thereunder, the Hazardous Substance Discharge -- Reports and Notices Act, N.J.S.A. 13:1K-15 et seq. and the regulations promulgated thereunder, and the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C.
Section 9601 et seq. and the regulations promulgated thereunder.

                        (o) Events of Default: defined in Article 18.

                        (p) Excusable Delay: any delay caused directly or indirectly by an act or a failure to act by LESSEE or LESSEE'S Visitors and any other delay which is beyond the reasonable control of LESSOR, including, without limitation, delay caused by governmental action, or lack thereof; shortages or unavailability of materials and/or supplies; labor disputes (including, but not limited to, strikes, slow downs, job actions, picketing

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and/or secondary boycotts); fire or other casualty; delays in transportation;
acts of God; directives or requests by any governmental entity, authority, agency or department; any court or administrative orders or regulations; adjustments of insurance; and acts of declared or undeclared war, public disorder, riot or civil commotion.

                        (q) Fair Market Value: the amount a willing and independent buyer would pay for the Premises to a willing and independent seller (neither party being forced to buy or sell) if the Building were being used for the purposes permitted by this Lease.

                        (r) First Option Period: defined in Section 2.3.

                        (s) GAAP: defined in Section 27.1(b)(iii).

                        (t) HVAC Contractor: defined in Section 6.6(a).

                        (u) HVAC Service Contract: defined in Section 6.6(a).

                        (v) Improvements: defined in the Preliminary Statement.

                        (w) Insurance Requirements: all terms of any insurance policy maintained by LESSOR with respect to the Premises and all requirements of the National Board of Fire Underwriters (or any other body exercising similar function) applicable to or affecting all or any part of the Premises.

                        (x) ISRA: as defined in Section 10.3(a).

                        (y) Land: defined in the Preliminary Statement and described by metes and bounds annexed hereto as Schedule A.

                        (z) Legal Requirements: all statutes, regulations, codes and ordinances of any governmental entity, authority, agency and/or department, which now or at any time hereafter may be applicable to the Premises or any part thereof, including, but not limited to, all Environmental Laws.

                        (aa) LESSEE: the party defined as such in the first paragraph of this Lease.

                        (ab) LESSEE'S Notice: defined in Section 15.2.

                        (ac) LESSEE'S Proportionate Share: for all purposes of this Lease, it shall be deemed to be one hundred percent (100)%.

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                        (ad) LESSEE'S Visitors: LESSEE'S agents, servants,
employees, subtenants, contractors, invitees, licensees and all other persons invited by LESSEE into the Premises.

                        (ae) LESSOR: the party defined as such in the first paragraph of this Lease, including at any time after the date hereof, the then owner of LESSOR'S interest in the Premises.

                        (af) LESSOR'S Equity Interest: defined in Article 26.

                        (ag) LESSOR'S Estimated Operating Expenses: defined in
Section 5.2.

                        (ah) LESSOR'S Expense Statement: defined in Section 5.2.

                        (ai) LESSOR'S Operating Expenses: those costs or expenses paid or incurred by LESSOR in connection with the ownership, operation, management, maintenance, repair and replacement of the Premises, including, but not limited to, the cost of sewer meter charges; water; window cleaning; exterminating; insurance of all kinds carried in good faith by LESSOR and applicable to the Premises (including, without limitation, rent insurance); snow and ice removal; maintenance and cleaning of the parking lots and driveways (including resurfacing and restriping); regulation of traffic; landscape and grounds maintenance; maintenance, repair and replacement of utility systems; maintenance and repairs of any kind for which LESSOR is not reimbursed; painting and/or sealing of the exterior of the Building; management fees; costs of maintenance and service agreements; security services and/or alarm and fire protection systems and equipment; wages, salaries, fringe benefits and other labor costs of all persons engaged by LESSOR for the operation, maintenance, repair and replacement of the Premises; payroll taxes and workers' compensation for such persons; legal expenses (except legal expenses incurred in preparing leases or enforcing the terms of leases); licenses, permits and other governmental charges; depreciation on and rentals of machinery and equipment used in the operation and maintenance of the Premises; and any other expense or cost, which, in accordance with generally accepted accounting principles and the standard management practices for buildings comparable to the Building, would be considered as an expense of operating, managing, maintaining, repairing or replacing the Premises. Supplementing the foregoing, (i) if any service is provided by an affiliate or subsidiary of LESSOR, the cost included in LESSOR'S Operating Expenses for such service shall not exceed the customary cost charged by an independent third party for performing the same services, and (ii) the management fees

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included within LESSOR'S Operating Expenses for any calendar year within the
Term shall not exceed two percent (2%) of the then aggregate annual Basic Rent payable under this Lease. Excluded from LESSOR'S Operating Expenses are Taxes; costs (including labor costs) reimbursed by insurance or which would have been reimbursed by insurance had LESSOR maintained the insurance required pursuant to
Section 13.5; real estate brokers' commissions; franchise, transfer, inheritance or capital stock taxes or other taxes imposed upon or measured by the income or profits of LESSOR; any expenses incurred by LESSOR which are customarily considered capital in nature and amortized for tax purposes (other than those capital expenditures which are expressly included in LESSOR'S Operating Expenses pursuant to subsequent sentences of this definition); costs incurred to correct latent defects in structural elements of the Building existing as of the date of this Lease; costs incurred as a result of the negligence or willful misconduct of LESSOR or its agents, employees or contractors; advertising expenses; accounting fees; contributions for off-site improvements or other governmental impact fees which are due and payable as of the date of this Lease; costs of art work, including sculptures; charitable and political contributions; ground rent; fines and penalties unless arising out of the acts or omissions of LESSEE or LESSEE'S Visitors; costs incurred for remediation of environmental contamination or asbestos existing at, in, under or about the Premises prior to the Commencement Date; legal fees or expenses relating to claims of LESSEE'S default if no default exists; and administrative wages, salaries and fringe benefits or any other general and administrative overhead of LESSOR. LESSOR'S Operating Expenses shall include capital expenditures (including the cost of any equipment, device, capital improvement or replacement that is capital in nature) incurred by LESSOR (i) to achieve cost savings in the operation, maintenance and repair of the Premises, or (ii) to comply with any Legal Requirements. The costs of the aforesaid capital expenditures, together with interest thereon, calculated at a rate equal to the annual Prime Rate in effect as of the date of installation, completion or purchase of the applicable equipment, device, capital improvement or other capital item or replacement thereof, plus 2%, shall be amortized (on a straight line basis) over a period equal to the useful life of the item in question, as such useful life is determined by LESSOR in accordance with GAAP. The annual amortized cost of such capital expenditures shall be included in LESSOR'S Operating Expenses for each calendar year; provided, however, with respect to capital expenditures under clause (i) only, the amount included in LESSOR'S Operating Expenses for any calendar year shall not exceed the amount of cost savings

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reasonably anticipated for such calendar year. Notwithstanding anything to the contrary contained herein, and without limiting LESSOR'S right to include other costs as LESSOR'S Operating Expenses, the following costs shall not be considered capital in nature and all costs thereof shall be included in LESSOR'S Operating Expenses for the year in which such costs are incurred: costs of maintaining the exterior of the Building, including repainting, resealing and recaulking; costs of maintaining the parking areas and driveways, including resealing, repatching and repair and replacement of curbing; and costs to maintain (including replacement of) landscaping on the Land. All accounting for LESSOR'S Operating Expenses shall be on the accrual basis.

                        (aj) LESSOR'S Tax Statement: defined in Section 4.2.

                        (ak) LESSOR'S Visitors: means any agent, employee, servant, contractor or invitee of LESSOR; provided, however, any LESSEE'S Visitors (including, without limitation, subtenants and invitees of LESSEE) shall not be deemed to be LESSOR'S Visitors.

                        (al) Lien: any mortgage, pledge, lien, charge, encumbrance or security interest of any kind, including any inchoate mechanic's or materialmen's lien.

                        (am) Maintenance Project: defined in Section 5.8(a).

                        (an) Major Work: defined in Section 6.5.

                        (ao) Monthly Expense Payment: defined in Section 5.3.

                        (ap) Monthly Tax Payment: defined in Section 4.3.

                        (aq) Net Award: any insurance proceeds or condemnation award payable in connection with any damage, destruction or Taking, less any expenses incurred by LESSOR in recovering such amount.

                        (ar) Net Rental Proceeds: in the case of a sublease, the amount by which the aggregate of all rents, additional charges or other consideration payable under a sublease to LESSEE by the subtenant (including sums paid for the sale or rental of LESSEE'S fixtures, leasehold improvements, equipment, furniture or other personal property) exceeds the sum of (i) the Basic Rent plus all amounts payable by LESSEE pursuant to the provisions hereof during the term of the sublease in respect of the subleased space, (ii) brokerage commissions due and owing to a real estate brokerage firm in connection with the sublease, (iii) other customary and

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reasonable costs incurred by LESSEE in connection with the subleasing, and (iv)
the then net unamortized or undepreciated cost of the fixtures, leasehold improvements, equipment, furniture or other personal property included in the subletting; and in the case of an assignment, the amount by which all sums and other considerations paid to LESSEE by the assignee of this Lease for or by reason of such assignment (including sums paid for the sale of LESSEE'S fixtures, leasehold improvements, equipment, furniture or other personal property) exceeds the sum of (i) brokerage commissions due and owing to a real estate brokerage firm in connection with the assignment, (ii) other customary and reasonable costs incurred by LESSEE in connection with the assignment, and
(iii) the then net unamortized or undepreciated cost of the fixtures, leasehold improvements, equipment, furniture or other personal property sold to the assignee.

                        (as) Outside Date: defined in Section 16.5(c).

                        (at) Permitted Hazardous Substances: defined in Section 10.3(c).

                        (au) Personal Property: defined in the Preliminary Statement.

                        (av) Premises: defined in the Preliminary Statement.

                        (aw) Prime Rate: the prime commercial lending rate publicly announced from time to time by Citibank N.A.

                        (ax) Projected Maintenance List: defined in Section 5.8(a).

                        (ay) Projected Taxes: defined in Section 4.2.

                        (az) Recapture Notice: defined in Section 15.5(a). (ba) Recapture Space: defined in Section 15.5(a).

                        (bb) Refrigerator Contractor: defined in Section 6.6(b).

                        (bc) Refrigerator Equipment: defined in Section 6.6(b).

                        (bd) Refrigerator Service Contract: defined in Section 6.6(b).

                        (be) Reminder Notice: defined in Section 15.3(a).

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                        (bf) Rent Commencement Date: the one hundred eightieth
                        (180th) calendar day after the Commencement Date.

                        (bg) Replacement Date: means the date which is the later to occur of (i) the date on which possession of the Premises or applicable portion thereof is taken by the condemning authority, or (ii) one hundred eighty (180) days after LESSOR receives notice from the condemning authority that it intends to acquire by condemnation or eminent domain the Premises or applicable portion thereof.

                        (bh) Restoration: the restoration, replacement or rebuilding of the Premises (excluding any alterations, additions and improvements installed by LESSEE and any trade fixtures and personal property owned by LESSEE) or any portion thereof as nearly as practicable to its value, condition and character immediately prior to any damage, destruction or Taking.

                        (bi) Second Option Period: defined in Section 2.3.

                        (bj) Security: defined in Section 27.1(a) and (b).

                        (bk) Taking: a taking of all or any part of the Premises, or any interest therein or right accruing thereto, as the result of, or in lieu of, or in anticipation of, the exercise of the right of condemnation or eminent domain pursuant to any law, general or special, or by reason of the temporary requisition of the use or occupancy of the Premises or any part thereof, by any governmental authority, civil or military.

                        (bl) Taxes: all real estate taxes and assessments or substitutes therefor or supplements thereto, upon, applicable, attributable or assessed against the Premises or any part thereof. If and to the extent that due to a change in the method of taxation or assessment any franchise, capital stock, capital, rent, income, profit or other tax or charge shall be substituted by the applicable taxing authority for the Taxes now or hereafter imposed upon the Premises, such franchise, capital stock, capital, rent, income, profit or other tax or charge shall be deemed included in the term "Taxes". Excluded from Taxes are any roll-back taxes assessed against the Land.

                        (bm) Term: defined in Section 2.2(a).

                        (bn) Termination Date: the day immediately preceding the twelfth (12th) anniversary of the Commencement Date, or such earlier date upon which the Term may expire or be terminated pursuant to any of

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the conditions of this Lease or pursuant to law; provided, however, if LESSEE exercises its extension options pursuant to Section 2.3, then the "Termination Date" shall be the day immediately preceding the seventeenth (17th) or the twenty second (22nd) anniversary of the Commencement Date, whichever is applicable, or such earlier date upon which the Term may expire or be terminated pursuant to any of the conditions of this Lease or pursuant to law; and provided, further, if the day immediately preceding the twelfth (12th) or the seventeenth (17th) or the twenty second (22nd) anniversary, whichever is applicable, is a day other than the last day of a calendar month, then the "Termination Date" shall be the last day of the calendar month in which such day occurs.

                        (bo) Unanticipated Repair: defined in Section
5.8(b)(ii).

                        (bp) Underlying Encumbrance: defined in Section 22.1(a).

                                    ARTICLE 2

                             DEMISE; TERM; CONDITION

            2.1. LESSOR, for and in consideration of the covenants hereinafter contained and made on the part of the LESSEE, does hereby demise and lease to LESSEE, and LESSEE does hereby hire from LESSOR, the Premises, subject, however, to the terms and conditions of this Lease.

            2.2. (a) The term (the "Term") of this Lease shall commence on the date of this Lease (the "Commencement Date") and shall end on the Termination Date.

                        (b) LESSEE acknowledges and agrees that except as set forth in Section 29.8 neither LESSOR nor any employee, agent or representative of LESSOR has made any express or implied representations or warranties with respect to the physical condition of the Premises, the fitness or quality thereof or any other matter or thing whatsoever with respect to the Premises or any portion thereof, and that LESSEE is not relying upon any such representation or warranty in entering into this Lease. Supplementing the foregoing, LESSEE agrees further to accept possession of the Premises in its "AS IS" condition as of the date of this Lease.

            2.3. (a) Subject to the provisions of this Section 2.3, LESSOR hereby grants to LESSEE the right to extend the Term for a five (5) year period from the twelfth (12th) anniversary of the

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Commencement Date to the day immediately preceding the seventeenth (17th)
anniversary of the Commencement Date, inclusive (the "First Option Period"). If LESSEE exercises its right to extend the Term for the First Option Period, then, subject to the provisions of this Section 2.3, LESSOR hereby grants to LESSEE the right to extend the Term further for a five (5) year period from the seventeenth (17th) anniversary of the Commencement Date to the day immediately preceding the twenty second (22nd) anniversary of the Commencement Date, inclusive (the "Second Option Period").

                        (b) To exercise its rights under this Section 2.3, LESSEE shall notify LESSOR of the exercise of the extension option for the First Option Period by notice given to LESSOR at any time during the three
(3) month period beginning on the first (1st) day of the twelfth (12th) calendar month preceding the twelfth (12th) anniversary of the Commencement Date and ending on the last day of the tenth (10th) calendar month preceding the twelfth
(12th) anniversary of the Commencement Date, inclusive; and LESSEE shall notify LESSOR of the exercise of the extension option for the Second Option Period by notice given to LESSOR at any time during the three (3) month period beginning on the first (1st) day of the twelfth (12th) calendar month preceding the seventeenth (17th) anniversary of the Commencement Date and ending on the last day of the tenth (10th) calendar month preceding the seventeenth (17th) anniversary of the Commencement Date, inclusive. LESSEE acknowledges and agrees that time is of the essence with respect to the giving of such notices.

                        (c) If LESSEE exercises its extension right, then all of the terms and conditions of this Lease shall apply during the Option Period in question, except that the Basic Rent shall be determined in accordance with the provisions of Section II of Schedule C, LESSOR shall not be obligated to perform any work to the Premises or to give LESSEE any work allowance, LESSEE shall accept the Premises in its then "AS IS" condition, and LESSEE shall not have any right to extend the Term beyond the expiration of the Second Option Period. The foregoing shall not be deemed to relieve LESSOR of any of its maintenance obligations under Article 6 or any Restoration obligations under Article 16 or 17.

                        (d) Notwithstanding anything to the contrary contained in this Lease, the exercise of an extension option shall be effective only if (i) no Event of Default is occurring under this Lease as of the exercise of LESSEE'S extension right or as of the day preceding the commencement of the Option Period in question, and (ii) LESSEE has not sublet all or substantially all of the Premises other than to a "related corporation"

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or a "successor corporation" pursuant to Section 15.7(b); provided, however,
LESSOR, in its sole discretion, shall have the right to waive the conditions set forth in this Section 2.3(d). For the purposes of this Section 2.3(d), "substantially all of the Premises" means eighty percent (80%) or more of the interior area of the Building.

                                    ARTICLE 3

                     BASIC RENT; ADDITIONAL RENT; NET LEASE

            3.1. LESSEE shall pay rent ("Basic Rent") to LESSOR during the Term in the amounts and at the times provided in Schedule C in lawful money of the United States of America, except as expressly provided in the next succeeding sentence. In the event the Rent Commencement Date shall be other than a Basic Rent Payment Date, the Basic Rent payable hereunder shall be prorated for the calendar month in which the Rent Commencement Date occurs; such prorated amount shall be paid to LESSOR on the Rent Commencement Date.

            3.2. In addition to the Basic Rent, LESSEE will pay and discharge when due, as additional rent ("Additional Rent"), all other amounts, liabilities and obligations which LESSEE herein agrees to pay to LESSOR, together with all interest, penalties and costs which may be added thereto pursuant to the terms of this Lease; each such amount, liability and obligation, together with any interest, penalty and/or cost thereon, shall be deemed Additional Rent regardless of whether it is specifically referred to as Additional Rent in this Lease. LESSOR shall have all the rights, powers and remedies provided for in this Lease or at law or in equity or otherwise for failure to pay Additional Rent as are available for nonpayment of Basic Rent.

            3.3. If any installment of Basic Rent or Additional Rent is not paid within ten (10) days after the date when due, LESSEE shall pay to LESSOR on demand, as Additional Rent, a late charge equal to four percent (4%) of the amount unpaid. In addition, any installment or installments of Basic Rent or Additional Rent accruing hereunder which are not paid within ten (10) days after the date when due, shall bear interest at the Prime Rate, plus two percent (2%), from the due date thereof until the date of payment, which interest shall be deemed Additional Rent hereunder and shall be payable upon demand by LESSOR. Except for Additional Rent payable pursuant to Article 4 or Article 5 hereof, Additional Rent shall not be deemed "due" for the purposes of this Section 3.3 until LESSOR has given LESSEE a bill, statement, demand or other notice thereof.

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            3.4. LESSEE will contract for and pay all charges for electricity, communications and other services or utilities at any time rendered or used on or about the Premises directly to the company providing the same before any interest or penalty may be added thereto and will furnish to LESSOR, upon request, satisfactory proof evidencing such payment.

            3.5. This is a net lease, and except as herein provided, LESSEE hereby covenants and agrees to pay to LESSOR during the Term, at LESSOR'S address for notices hereunder, or such other place as LESSOR may from time to time designate, without any offset, set-off, counterclaim, deduction, defense, abatement, suspension, deferment or diminution of any kind (i) the Basic Rent in accordance with the provisions hereof, without notice or demand, (ii) Additional Rent in accordance with the provisions hereof and (iii) all other sums payable hereunder by LESSEE in accordance with the provisions hereof. Except as otherwise expressly provided herein, this Lease shall not terminate, nor shall LESSEE have any right to terminate or avoid this Lease or be entitled to the abatement of any Basic Rent, Additional Rent or other sums payable hereunder or any reduction thereof, nor shall the obligations and liabilities of LESSEE hereunder be in any way affected for any reason. The obligations of LESSEE hereunder shall be separate and independent covenants and agreements.

                                    ARTICLE 4

                                REAL ESTATE TAXES

            4.1. LESSEE shall pay to LESSOR, as Additional Rent, LESSEE'S Proportionate Share of all Taxes for each calendar year during the Term; provided, however, that if any special assessments may be payable in installments, LESSOR shall elect to pay same over the longest period allowed by law. LESSEE'S Proportionate Share of the Taxes for less than a year shall be prorated and apportioned.

            4.2. On or after the Commencement Date and thereafter within ninety
(90) days following the first day of each successive calendar year within the Term, LESSOR shall determine or estimate the Taxes for such calendar year (the "Projected Taxes") and shall submit such information to LESSEE in a written statement ("LESSOR'S Tax Statement").

            4.3. Commencing on the first Basic Rent Payment Date following the submission of any LESSOR'S Tax Statement and continuing thereafter until LESSOR renders the next LESSOR'S Tax

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Statement, LESSEE shall pay to LESSOR on account of its obligation under Section
4.1 of this Lease, a sum (the "Monthly Tax Payment") equal to one-twelfth (1/12) of LESSEE'S Proportionate Share of the Projected Taxes for such calendar year. LESSEE'S first Monthly Tax Payment after receipt of LESSOR'S Tax Statement shall be accompanied by the payment of an amount equal to the product of the number of full months, if any, within the calendar year which shall have elapsed prior to such first Monthly Tax Payment, times the Monthly Tax Payment; minus any Additional Rent already paid by LESSEE on account of its obligation under
Section 4.1 of this Lease for such calendar year.

            4.4. Each LESSOR'S Tax Statement shall reconcile the payments made by LESSEE pursuant to the preceding LESSOR'S Tax Statement with LESSEE'S Proportionate Share of the actual Taxes imposed for the period covered thereby. Simultaneously with the giving of any LESSOR'S Tax Statement which includes a reconciliation of payments made by LESSEE, LESSOR shall furnish LESSEE with a copy of applicable tax bills or other evidence of the actual amount of the Taxes for the period covered by the reconciliation. Any balance due to LESSOR shall be paid by LESSEE within thirty (30) days after LESSEE'S receipt of LESSOR'S Tax Statement; any surplus due to LESSEE shall be applied by LESSOR against the next accruing monthly installment(s) of Additional Rent. If the Term has expired or has been terminated, LESSEE shall pay the balance due to LESSOR or, alternatively, LESSOR shall refund the surplus to LESSEE, whichever the case may be, within thirty (30) days after LESSEE'S receipt of LESSOR'S Tax Statement; provided, however, if the Term shall have been terminated as a result of a default by LESSEE, then LESSOR shall have the right to retain such surplus to the extent LESSEE owes LESSOR any Basic Rent or Additional Rent.

            4.5. (a) Notwithstanding anything to the contrary contained in this Lease, LESSEE shall not have the right to contest or appeal the validity of any Taxes or the amount of the assessed valuation of the Premises without the prior written consent of LESSOR, except that LESSEE shall have the right, without LESSOR'S prior written consent, to contest or appeal the amount of the assessed valuation of the Premises one time during the first full calendar year of the Term and thereafter one (1) time in any three (3) year period during the Term.

                        (b) If LESSEE desires to contest or appeal the validity of any Taxes or the amount of the assessed valuation of the Premises and such contest or appeal requires LESSOR'S consent pursuant to
Section 4.5(a), then LESSEE shall submit to LESSOR, for its review, a written notice setting forth the basis for such

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contest or appeal and requesting LESSOR'S consent to the contest or appeal.
Within thirty (30) days after LESSOR'S receipt of such notice, LESSOR shall notify LESSEE whether LESSOR believes, in its reasonable judgment, such contest or appeal is likely to succeed. If LESSOR determines that such contest or appeal has a reasonable likelihood of success, then LESSOR agrees to consent to such contest or appeal. In such event, LESSOR shall have the option to either (x) file such contest or appeal or (y) permit LESSEE to file such contest or appeal. If LESSOR reasonably determines that such contest or appeal is not likely to succeed, then LESSOR shall have the right to deny its consent to such contest or appeal.

                        (c) LESSEE shall furnish LESSOR with a copy of all correspondence, pleadings and other communications submitted or received by LESSEE in connection with a contest or appeal of the Taxes or assessed valuation of the Premises. Any contest or appeal permitted hereunder shall be pursued diligently and in good faith by LESSEE and in accordance with all Legal Requirements. In connection with any contest or appeal of the Taxes or the assessed valuation of the Premises, LESSEE shall not propose, or pursue any agreement, settlement or other determination which would result in, an increase in Taxes after the expiration of the Term.

            4.6. (a) While proceedings for the reduction in assessed valuation for any year are pending, the computation and payment of LESSEE'S Proportionate Share of Taxes shall be based upon the original assessments for such year.

                        (b) If LESSOR shall receive any refund of Taxes in respect of a calendar year or portion thereof during the Term and if LESSEE shall have paid Additional Rent based on the Taxes paid prior to the refund, LESSOR shall deduct from such tax refund any expenses, including, but not limited to, attorney's fees and appraisal fees, incurred in obtaining such tax refund, and out of the remaining balance of such tax refund, LESSOR shall credit LESSEE'S Proportionate Share of such refund against the next accruing monthly installments(s) of Additional Rent, or if the Term shall have expired, LESSEE'S Proportionate Share of such refund shall be refunded to LESSEE within thirty (30) days after receipt thereof by LESSOR; provided, however, if the Term shall have expired as a result of a default by LESSEE, LESSOR shall have the right to retain LESSEE'S Proportionate Share of the refund to the extent LESSEE owes LESSOR any Basic Rent or Additional Rent. Any expenses incurred by LESSOR in contesting the validity or the amount of the assessed valuation of the Premises or any Taxes, to the extent not offset by a tax refund, shall be included as an item of Taxes for the tax year in which such contest shall be finally determined for the purpose of computing the Additional Rent due LESSOR or any credit due to LESSEE hereunder.

            4.7. In no event shall any adjustment in LESSEE'S obligation to pay Additional Rent under this Article 4 result in a decrease in the Basic Rent payable hereunder. LESSEE'S obligation to pay Additional Rent, and LESSOR'S obligation to credit and/or refund to LESSEE any amount, pursuant to the provisions of this Article 4, shall survive the Termination Date.

            4.8. The provisions of Section 29.3 shall apply to LESSOR'S Tax Statement.

                                    ARTICLE 5

                               OPERATING EXPENSES

            5.1. LESSEE shall pay to LESSOR, as Additional Rent, LESSEE'S Proportionate Share of all of LESSOR'S Operating Expenses for each calendar year during the Term. LESSEE'S Proportionate Share of LESSOR'S Operating Expenses for less than a year shall be prorated and apportioned.

            5.2. On or after the Commencement Date and thereafter within ninety
(90) days following the first day of each succeeding calendar year within the Term, LESSOR shall determine or estimate LESSOR'S Operating Expenses for such calendar year ("LESSOR'S Estimated Operating Expenses") and shall submit such information to LESSEE in a written statement ("LESSOR'S Expense Statement").

            5.3. Commencing on the first Basic Rent Payment Date following the submission of any LESSOR'S Expense Statement and continuing thereafter until LESSOR renders the next LESSOR'S Expense Statement, LESSEE shall pay to LESSOR on account of its obligation under Section 5.1 of this Lease, a sum (the "Monthly Expense Payment") equal to one-twelfth (1/12) of LESSEE'S Proportionate Share of LESSOR'S Estimated Operating Expenses for such calendar year. LESSEE'S first Monthly Expense Payment after receipt of LESSOR'S Expense Statement shall be accompanied by the payment of an amount equal to the product of the number of full months, if any, within the calendar year which shall have elapsed prior to such first Monthly Expense Payment, times the Monthly Expense Payment; minus any Additional Rent already paid by LESSEE on account of its obligation under
Section 5.1 of this Lease for such calendar year.

            5.4. Each LESSOR'S Expense Statement shall reconcile the payments made by LESSEE pursuant to the preceding LESSOR'S Expense Statement with LESSEE'S Proportionate Share of LESSOR'S Operating Expenses for the period covered thereby. Any balance due to LESSOR shall be paid by LESSEE within thirty
(30) days after LESSEE'S receipt of LESSOR'S Expense Statement; any surplus due to LESSEE shall be applied by LESSOR against the next accruing monthly installment(s) of Additional Rent. If the Term has expired or has been terminated, LESSEE shall pay the balance due to LESSOR or, alternatively, LESSOR shall refund the surplus to LESSEE, whichever the case may be, within thirty
(30) days after LESSEE'S receipt of LESSOR'S Expense Statement; provided, however, if the Term shall have been terminated as a result of a default by LESSEE, then LESSOR shall have the right to retain such surplus to the extent LESSEE owes LESSOR any Basic Rent or Additional Rent.

            5.5. LESSEE or its representative shall have the right to examine LESSOR'S books and records with respect to the reconciliation of LESSOR'S Operating Expenses for the prior calendar year set forth in LESSOR'S Expense Statement during normal business hours at any time within one hundred eighty
(180) days following the delivery by LESSOR to LESSEE of such LESSOR'S Expense Statement. Unless LESSEE shall give LESSOR a notice objecting to said reconciliation and specifying the respects in which said reconciliation is claimed to be incorrect within said one hundred eighty (180) day period, said reconciliation shall be considered as final and accepted by LESSEE. If LESSEE objects to any such reconciliation in accordance with the provisions hereof claiming that the reconciliation is incorrect and LESSEE has overpaid for the applicable period and specifying the specifics of such overpayment and if it is thereafter conclusively determined that the reconciliation is incorrect and LESSEE had overpaid as so specified, then the amount of such overpayment, together with interest thereon at the Prime Rate then in effect, plus two percent (2%), accruing from the date of overpayment until the date repaid or applied by LESSOR, shall be applied by LESSOR against the next accruing monthly installment(s) of Additional Rent. If the Term has expired or has been terminated, LESSOR shall refund the overpayment, together with such interest, to LESSEE within thirty (30) days after such conclusive determination is made; provided, however, if the Term shall have been terminated as a result of a default by LESSEE, then LESSOR shall have the right to retain such overpayment and interest to the extent LESSEE owes LESSOR any Basic Rent or Additional Rent. Notwithstanding anything to the contrary contained in this Article, LESSEE shall not be permitted to examine LESSOR'S books and records or to dispute said reconciliation unless LESSEE has paid to LESSOR the amount due as shown on LESSOR'S Expense Statement; said payment is a condition precedent to said examination and/or dispute.

            5.6. In no event shall any adjustment in LESSEE'S obligation to pay Additional Rent under this Article 5 result in a decrease in the Basic Rent payable hereunder. LESSEE'S obligation to pay Additional Rent, and LESSOR'S obligation to credit and/or refund to LESSEE any amount, pursuant to the provisions of this Article 5, shall survive the Termination Date.

            5.7. The provisions of Section 29.3 shall apply to LESSOR'S Expense Statement and to any Projected Maintenance List.

            5.8. (a) Prior to January 1, 2004 and thereafter prior to the commencement of each successive calendar year during the Term, LESSOR shall provide LESSEE with a reasonably detailed list of the routine maintenance, repairs and services which LESSOR anticipates it will perform with respect to the Premises for such calendar year (each such list is called herein a "Projected Maintenance List" and each item of maintenance, repair or other service contained on the list is called herein a "Maintenance Project"), together with LESSOR'S estimate of the budget for each Maintenance Project. Within fifteen (15) Business Days after receiving any Projected Maintenance List, LESSEE shall give LESSOR notice advising whether LESSEE elects to perform any of the Maintenance Projects specified on the list. Such notice shall provide with specificity which Maintenance Projects LESSEE elects to perform. If LESSEE fails to notify LESSOR of its election to perform any of the Maintenance Projects within such fifteen (15) Business Day period, then, subject to the provisions of Section 5.8(b), LESSEE shall be deemed to have waived its right to perform the Maintenance Projects under this Section 5.8(a). If LESSEE elects to perform any of the Maintenance Projects by notice given within such fifteen (15) Business Day period or by notice given pursuant to Section 5.8(b), then LESSEE shall cause the Maintenance Projects specified in its notice to be performed at its sole cost and expense using contractors approved in writing and in advance by LESSOR and in accordance with LESSOR'S specifications for the Maintenance Projects. Within ten (10) days after receiving any request therefor from LESSOR, LESSEE will enter into an agreement with LESSOR memorializing LESSEE'S obligation to perform the Maintenance Projects in accordance with the provisions hereof. All terms and conditions of this Lease which are applicable to maintenance and repairs performed by LESSEE are also applicable to Maintenance Projects which LESSEE performs, including, without limitation, the provisions of
Section 6.4.

                        (b) (i) If prior to entering into a contract with a third party contractor for the provision of any routine maintenance or repair which was specified by LESSOR as a separate Maintenance Project on the Projected Maintenance List for the applicable period, LESSOR determines that the then projected cost of such Maintenance Project exceeds the projected budget for such Maintenance Project as set forth in the Projected Maintenance List by the greater of ten percent (10%) or $10,000.00, then LESSOR shall advise LESSEE of the increase in the anticipated cost. Within ten (10) days after receiving any such notice from LESSOR, LESSEE shall give LESSOR notice advising whether LESSEE elects to perform the Maintenance Project which was the subject of LESSOR'S notice. If LESSEE fails to notify LESSOR of its election to perform the Maintenance Project within such ten (10) day period, then LESSEE shall be deemed to have waived its right to perform the Maintenance Project under this Section 5.8(b)(i). If LESSEE elects to perform a Maintenance Project by notice given within such ten (10) day period, then LESSEE shall perform the Maintenance Project in accordance with Section 5.8(a). For the purposes of this Section 5.8(b)(i), "routine maintenance or repair" means only routine items of maintenance or repair and does not include (by way of example, but without limitation) landscaping, snow removal, other grounds care services, any maintenance or repair which LESSOR reasonably determines to be of an emergency nature, or any unanticipated maintenance or repair.

                                    (ii) If during any calendar year during the
Term LESSOR determines that a routine item of maintenance or repair to the Premises is necessary or desirable but such item was not budgeted for in the Projected Maintenance List for such calendar year and the estimated cost thereof will exceed $10,000.00 (any such item of maintenance or repair being called herein an "Unanticipated Repair"), then, prior to performing the Unanticipated Repair, LESSOR shall give LESSEE notice of the Unanticipated Repair and the anticipated cost thereof. Within ten (10) days after receiving any such notice from LESSOR, LESSEE shall give LESSOR notice advising whether LESSEE elects to perform the Unanticipated Repair which was the subject of LESSOR'S notice. If LESSEE fails to notify LESSOR of its election to perform the Unanticipated Repair within such ten (10) day period, then LESSEE shall be deemed to have waived its right to perform the Unanticipated Repair under this Section 5.8(b)(ii). If LESSEE elects to perform the Unanticipated Repair by notice given within such ten (10) day period, then LESSEE shall perform such Unanticipated Repair in accordance with Section 5.8(a) as if the Unanticipated Repair were a Maintenance Project. For the purposes of this Section 5.8(b)(ii), a "routine item of maintenance or repair" does not include repairs or maintenance which LESSOR reasonably determines to be of any emergency nature; provided, however the costs of any such emergency repairs or maintenance included within LESSOR'S Operating Expenses shall be reasonable under the circumstances. If LESSOR performs an Unanticipated Repair without giving LESSEE notice in accordance with the provisions of this Section 5.8(b)(ii), then the costs thereof shall nevertheless be included as LESSOR'S Operating Expenses to the extent permitted hereunder; provided, however, if LESSEE reasonably demonstrates that the costs incurred by LESSOR for the Unanticipated Repair exceed the costs which LESSEE would have incurred to perform the Unanticipated Repair had it received notice thereof, then the amount of such excess shall be excluded from LESSOR'S Operating Expenses.

                        (c) Attached hereto as Schedule F is LESSOR'S estimate of LESSOR's Operating Expenses for the portion of the Term prior to January
1, 2004. LESSEE acknowledges and agrees that LESSEE has no right to elect to perform any of the work reflected on Schedule F and that the Projected Maintenance Lists to be furnished by LESSOR in accordance with the provisions hereof may not be in the form of Schedule F.

                        (d) LESSOR does not make, and shall not be deemed to make, any representation or warranty with respect to the accuracy or completeness of Schedule F, or any Projected Maintenance List, or the budgets reflected thereon or the anticipated costs or increases in costs set forth in any notice from LESSOR. Without limiting the generality of the foregoing, (i) LESSOR'S failure to include any item of maintenance, repair, service or other work or cost on a Projected Maintenance List or on Schedule F shall not preclude LESSOR from performing such maintenance, repair, service or other work or from including the costs thereof in LESSOR'S Operating Expenses to the extent permitted under the terms of this Lease, and shall not limit or otherwise affect any of LESSEE'S obligations under this Lease, and (ii) any inaccuracy in the budget or any other cost projection with respect to Maintenance Projects or Schedule F or Unanticipated Repairs shall not limit or otherwise affect any of LESSEE'S obligations under this Lease (including, without limitation, obligations to pay the actual costs of the Maintenance Projects or the Unanticipated Repairs) regardless of whether or not LESSEE elects to perform the Maintenance Projects or the Unanticipated Repairs. Except as expressly set forth in Section 5.8(b), LESSOR shall have no obligation to advise LESSEE of any increase, or anticipated increase, in LESSOR'S Operating Expenses or of any items which were omitted from a Projected Maintenance List.

                                    ARTICLE 6

                          MAINTENANCE, ALTERATIONS AND
                      ADDITIONS; REMOVAL OF TRADE FIXTURES

            6.1. (a) Except as provided in Section 6.3, LESSEE agrees to keep the Premises (including, without limitation, the Improvements and all fixtures, equipment and facilities therein) in good order and condition (except for ordinary wear and tear) and, except as provided in Section 6.3 or Article 16, will make all non-structural repairs, alterations, renewals and replacements, ordinary and extraordinary, foreseen or unforeseen, and shall take such other action as may be necessary or appropriate to keep and maintain the Premises in good order and condition, including, without limitation, doors, windows, frames, bucks, dock bumpers and levelers and utility lines. Except as expressly provided in this Lease, LESSOR shall not be obligated in any way to maintain, alter or repair the Premises. Notice is hereby given that, except with respect to repairs or restoration undertaken by LESSOR and except as otherwise expressly set forth to the contrary herein, LESSOR will not be liable for any labor, services or materials furnished or to be furnished to LESSEE, or to anyone holding the Building or any part thereof through or under LESSEE, and that no mechanics' or other liens for any such labor or materials shall attach to or affect the interest of LESSOR in and to the Premises.

                        (b) LESSEE agrees further to: (i) remove the snow and ice from the sidewalks, parking lots and driveways of the Premises within a reasonable period of time after accumulation thereof; and (ii) keep the sidewalks, parking lots and driveways clean and free of litter and trash.

            6.2. LESSOR hereby authorizes LESSEE to assert all rights and claims, and to bring suits, actions and proceedings, in LESSOR'S name or in either or both LESSOR'S and LESSEE'S name, in respect of any and all contracts, manufacturer's or supplier's warranties or undertakings, express or implied, relating to any portion of the Building required to be maintained, repaired, altered, removed or replaced by LESSEE; provided, however, that LESSOR shall not be obligated to incur any cost in connection therewith. LESSOR hereby assigns to LESSEE all warranties and guaranties received from suppliers or subcontractors with respect to the Building. LESSEE is not hereby obligated to pursue any such warranty or guaranty; provided, however, LESSEE'S failure to pursue any warranty or guaranty shall not be deemed or construed to limit or otherwise alter LESSEE'S maintenance and repair obligations hereunder.

            6.3. (a) LESSOR shall make all repairs and replacements to the foundation, the structural columns and beams, the exterior walls and the roof of the Building, the parking area and driveways on the Land, and the exterior water tank on the Land; and LESSOR shall maintain the landscaping on the Land; provided, however, if such repairs, maintenance or replacements are necessitated by the intentional acts or negligence of LESSEE or LESSEE'S Visitors, then LESSEE shall reimburse LESSOR, upon demand, for the reasonable cost thereof. The costs and expenses incurred by LESSOR in connection with such repairs, maintenance and replacements shall be included in LESSOR'S Operating Expenses to the extent permitted by the terms of this Lease. If any repairs or replacements to the Premises for which LESSEE would otherwise be responsible pursuant to
Section 6.1 hereof are necessitated by the intentional acts or negligence of LESSOR or LESSOR'S Visitors occurring after the date of this Lease, then LESSOR shall perform such repairs or replacements at its sole cost and expense. All repairs, maintenance and replacements undertaken by LESSOR (including, without limitation, those made pursuant to Section 19.8) shall be performed expeditiously, in a good and workmanlike manner and in accordance with applicable Legal and Insurance Requirements.

                        (b) If LESSEE reasonably believes that a repair is required to any portion of the Premises for which LESSOR is responsible pursuant to Section 6.3(a), which, if not completed promptly, would materially adversely affect LESSEE'S use or occupancy of the Building for the purposes permitted herein (any such repair being hereinafter referred to as "Building Repair"), then LESSEE shall give LESSOR a notice describing, in reasonable detail, such Building Repair and stating that LESSOR must inspect such Building Repair in accordance with Section 6.3 of this Lease. Within ten (10) Business Days after LESSOR'S receipt of such notice, LESSOR and LESSEE shall inspect the Premises to determine whether such Building Repair is required; provided, however, in the case of an Emergency Building Repair (as hereinafter defined), such inspection shall occur within twelve (12) hours after LESSOR receives LESSEE'S notice (which notice shall include a statement that the repair constitutes an Emergency Repair under Section 6.3(b) of this Lease and that an inspection is required within twelve (12) hours after LESSOR'S receipt of the notice). If it is reasonably determined that a Building Repair is required, then LESSOR agrees to prosecute such Building Repair as promptly as practicable. The term "Emergency Building Repair" as used herein means a Building Repair which must be completed immediately to avoid imminent threat of (1) material damage to LESSEE'S equipment located at the Premises, or
(2) a material interference with LESSEE'S ability to conduct its business from the Building.

                        (c) (i) If LESSOR fails to complete any necessary Building Repair (other than an Emergency Building Repair) within thirty
(30) days after the date on which LESSOR and LESSEE inspect the Premises with respect to such Building Repair (or, if such Building Repair cannot reasonably be completed within such thirty (30) day period, within such longer period as may be necessary [not to exceed one hundred eight (180) days or such longer period as shall be necessary on account of Excusable Delay], provided LESSOR undertakes to commences the repair within the thirty (30) day period and thereafter diligently prosecutes the repair to completion), then LESSEE shall have the right to give LESSOR a notice describing the Building Repair and specifying that if LESSOR does not complete the Building Repair within two (2) Business Days after LESSOR'S receipt of the notice, LESSEE shall have the right to perform the Building Repair pursuant to Section 6.3(c) of this Lease. If LESSOR does not complete the Building Repair within such two (2) Business Day period, then LESSEE shall have the right, upon notice to LESSOR, to perform the Building Repair. In such event, LESSOR agrees to reimburse LESSEE for the reasonable costs and expenses incurred by LESSEE with respect to said Building Repair within thirty (30) days after LESSOR'S receipt of a reasonably detailed statement, together with appropriate back-up, setting forth such costs and expenses.

                        (ii) If LESSOR fails to complete any necessary Emergency Building Repair within three (3) days after the date on which LESSOR and LESSEE inspect the Premises with respect to such Emergency Building Repair (or, if such Emergency Building Repair cannot reasonably be completed within such three (3) day period, within such longer period as may be necessary [not to exceed one hundred eight (180) days or such longer period as shall be necessary on account of Excusable Delay], provided LESSOR undertakes to commence the repair within the three (3) day period and thereafter diligently prosecutes the repair to completion), then LESSEE shall have the right to give LESSOR a notice describing the Emergency Building Repair and specifying that if LESSOR does not complete the Emergency Building Repair within one (1) day after LESSOR'S receipt of the notice, LESSEE shall have the right to perform the Emergency Building Repair pursuant to Section 6.3(c) of this Lease. If LESSOR does not complete the Emergency Building Repair within such one (1) day period, then LESSEE shall have the right, upon notice to LESSOR, to perform the

Emergency Building Repair. In such event, LESSOR agrees to reimburse LESSEE for the reasonable costs and expenses incurred by LESSEE with respect to said Emergency Building Repair within thirty (30) days after LESSOR'S receipt of a reasonably detailed statement, together with appropriate back-up, setting forth such costs and expenses.

                        (d) In the event LESSEE exercises its right to make a Building Repair or an Emergency Building Repair, LESSEE acknowledges and agrees that (i) LESSEE shall be responsible for any damage to the Premises, or any part thereof, arising out of or in connection with the exercise of its rights under this Section, (ii) all work shall be conducted with due diligence in a good and workmanlike manner in accordance with all applicable Legal Requirements and Lien free.

                        (e) Attached hereto as Schedule G is a list of those existing heating, ventilating and air-conditioning units on the roof of or within the Building which LESSEE does not intend to use during the Term (collectively, the "Dormant Equipment"). Provided that LESSEE maintains the Dormant Equipment in accordance with the provisions of this Lease (including
Section 6.6(a)) and provided further that LESSEE does not use the Dormant Equipment, then, notwithstanding anything to the contrary contained herein, LESSEE shall not be obligated to replace any of the Dormant Equipment unless such replacement is necessitated by any act or omission of LESSEE or LESSEE'S Visitors. Nothing contained in this Section 6.3(e) shall be deemed or construed to impose any obligations on LESSOR to maintain, repair or replace the Dormant Equipment. In addition, LESSEE shall not be obligated to maintain, repair or replace existing loading dock bumpers and levelers on loading docks which are not used by LESSEE unless such maintenance, repair or replacement is necessitated by any act or omission of LESSEE or LESSEE'S Visitors.

            6.4. All maintenance and repair, and each addition, improvement or alteration, performed by, on behalf of or for the account of LESSEE (a) shall be completed expeditiously in a good and workmanlike manner, and in compliance with all applicable Legal and Insurance Requirements, (b) shall be completed free and clear of all Liens and (c) shall be performed by contractors approved by LESSOR (which approval shall not be unreasonably withheld or delayed) to the extent such work involves any work to any electrical, mechanical, plumbing or other system of the Building, any exterior work, any work to the roof of the Building or any work to any structural element of the Building. LESSEE shall provide LESSOR with a list of all contractors from whom LESSEE intends to solicit bids simultaneously with its submission to LESSOR of the plans and specifications required pursuant to Section 6.5 or pursuant to Article 28. The provisions of this Section 6.4 do not amend or modify the respective maintenance and repair obligations of LESSOR and LESSEE set forth elsewhere in this Article 6.

            6.5. (a) If there is no default by LESSEE occurring under this Lease, LESSEE may, upon prior notice to LESSOR and submission of reasonably detailed plans and specifications, make interior non-structural additions or improvements to or alterations to the Building having an aggregate cost not to exceed $200,000.00 in any twelve (12) month period, so long as the same do not affect, alter, interfere with or disrupt any of the electrical, mechanical, plumbing or other system of the Building, do not affect the outside appearance of the Building, do not affect the roof of the Building and do not affect any structural element of the Building.

                        (b) LESSEE shall not make any addition, improvement or alteration of the Land or the Improvements having an aggregate cost in excess of $200,000.00 in any twelve (12) month period, or affecting, altering, interfering with or disrupting any electrical, mechanical, plumbing or other system of the Building, or affecting the exterior, the roof and/or any structural element of the Premises (any such work being hereinafter referred to as "Major Work"), unless LESSEE submits to LESSOR detailed plans and specifications therefor and LESSOR approves such plans and specifications in writing. Such approval shall be at LESSOR'S sole discretion except as expressly set forth in Article 28 and except that LESSOR shall not unreasonably withhold its approval for improvements or alterations to the interior of the Building which do not adversely affect, alter or interfere with any electrical, mechanical, plumbing or other system of the Building and do not affect the outside appearance, the roof or any structural element of the Premises. If LESSOR approves such work, including, without limitation, any of the work contemplated by Article 28, LESSOR may, at any time within twenty (20) days after such approval, submit to LESSEE a proposal to undertake such work at a specified fixed price. If the fixed price submitted by LESSOR is equal to or less than other fixed price bids received by LESSEE from independent contractors who have been approved by LESSOR in accordance with Section 6.4, LESSEE shall, at the request of LESSOR, engage LESSOR to undertake the Major Work in accordance with LESSOR'S proposal and the plans and specifications and at the price quoted by LESSOR. Any such work performed by

LESSOR shall be performed expeditiously and in a good and workmanlike manner. If the fixed price submitted by LESSOR is more than other fixed price bids received by LESSEE from said independent, licensed contractors approved by LESSOR for the work shown on the plans and specifications approved by LESSOR, LESSEE shall deliver to LESSOR a photocopy of the lower bid which LESSEE desires to accept, certified by LESSEE to be a true and complete photocopy of the original bid.

            6.6. (a) LESSEE shall, at its sole cost and expense, procure and maintain in full force, effect and good standing, a contract (the "HVAC Service Contract") for the service, maintenance and replacement of all heating, ventilating and air conditioning equipment (HVAC) from time to time installed in the Building, which HVAC Service Contract shall be submitted to LESSOR for LESSOR'S reasonable approval of the terms thereof prior to the execution thereof, and which HVAC Service Contract shall be between LESSEE and a HVAC service and maintenance contracting firm ("HVAC Contractor") of proven and established reputation reasonably satisfactory to LESSOR. LESSEE shall, at its sole cost and expense, follow all reasonable recommendations of said HVAC Contractor for the maintenance, repair and replacement of the HVAC system. The HVAC Service Contract shall provide that the HVAC Contractor shall furnish LESSOR with not less than twenty (20) days advance written notice of any proposed cancellation or termination thereof or of any expiration thereof. The HVAC Service Contract shall provide that the HVAC Contractor shall perform inspections of all HVAC equipment at intervals of not less than three (3) months and that having made such inspections, said HVAC Contractor shall furnish a complete report of any defective conditions found to be existing with respect to said equipment, together with any recommendations for maintenance, repair and/or replacement thereof. Said report shall be furnished to LESSEE with a copy thereof to LESSOR.

                        (b) LESSEE shall, at its sole cost and expense, procure and maintain in full force, effect and good standing, a contract (the "Refrigerator Service Contract") for the service, maintenance and replacement of all refrigerator equipment and related facilities (collectively, "Refrigerator Equipment") from time to time installed in the Building, which Refrigerator Service Contract shall be submitted to LESSOR for LESSOR'S reasonable approval of the terms thereof prior to the execution thereof, and which Refrigerator Service Contract shall be between LESSEE and a refrigerator service and maintenance contracting firm ("Refrigerator Contractor") of proven and established reputation reasonably satisfactory to LESSOR. LESSEE shall, at its sole cost and expense, follow all reasonable recommendations of the Refrigerator Contractor for the maintenance, repair and replacement of the Refrigerator Equipment. The Refrigerator Service Contract shall provide that the Refrigerator Contractor shall furnish LESSOR with not less than twenty (20) days advance written notice of any proposed cancellation or termination thereof or of any expiration thereof. The Refrigerator Service Contract shall provide that the Refrigerator Contractor shall perform inspections of all Refrigerator Equipment at intervals of not less than three (3) months and that having made such inspections, said Refrigerator Contractor shall furnish a complete report of any defective conditions found to be existing with respect to said equipment, together with any recommendations for maintenance, repair and/or replacement thereof. Said report shall be furnished to LESSEE with a copy thereof to LESSOR.

                        (c) Subject to the provisions of this Section 6.6(c), in lieu of maintaining the HVAC Service Contract and/or the Refrigerator
Service Contract, LESSEE shall have the right to cause an employee or employees of LESSEE to perform all of the functions and to satisfy all of the obligations which would otherwise be performed and satisfied by the third party maintenance and service contract firm pursuant to Section 6.6(a) and/or Section 6.6(b), as the case may be, including, without limitation, performing inspections, repairs, maintenance and replacements, and furnishing reports and recommendations to LESSEE and LESSOR, provided that LESSOR shall have approved of the employee or employees and the maintenance, service and repair plan to be implemented in advance and in writing. To seek LESSOR's approval, LESSEE shall provide LESSOR with a detailed summary of the employee(s) qualifications and experience, together with a detailed maintenance, service and repair plan for the HVAC and/or Refrigerator Equipment. LESSEE shall also, upon request of LESSOR, make the employee(s) available to be interviewed by LESSOR. LESSOR shall not withhold its approval of any such employee and the plan, provided LESSOR determines, in its reasonable judgment, that the employee is as qualified as HVAC or refrigerator (as applicable) service and maintenance contracting firms of established reputation who are reasonably acceptable to LESSOR and that the plan is as comprehensive as a maintenance, service and repair contract which would be provided by such contracting firms. The rights granted to LESSEE under this
Section 6.6(c) are personal to Able Laboratories, Inc. and cannot be assigned in connection with an assignment of this Lease other than an assignment to a "related corporation" or a "successor corporation" made in accordance with
Section 15.7(b).

                        (d) The provisions of this Section 6.6 shall not be deemed or construed to limit or alter LESSEE'S obligations under Section 6.1 and LESSOR'S obligations under Section 6.3.

            6.7. (a) All additions, improvements and alterations to the Premises shall, upon installation, become the property of LESSOR and shall be deemed part of, and shall be surrendered with, the Premises, unless LESSOR, by notice given to LESSEE at least sixty (60) days prior to the Termination Date, elects to relinquish LESSOR'S right thereto. If LESSOR elects to relinquish LESSOR'S right to any such addition, improvement or alteration, LESSEE shall remove said addition, improvement or alteration, shall promptly repair any damage to the Premises caused by said removal and shall restore the Premises to the condition existing prior to the installation of said addition, improvement or alteration; all such work shall be done prior to the Termination Date. Notwithstanding the foregoing, LESSEE shall have no obligation to remove (i) the expanded parking area constructed by LESSEE pursuant to Article 28, (ii) the heating, ventilating and air conditioning units to be installed by LESSEE on the roof of the Building in accordance with the Approved Plans and the provisions hereof, and (iii) the floor drainage piping to be installed by LESSEE in accordance with the Approved Plans and the provisions hereof.

                        (b) At any time during the Term, LESSEE may install or place or reinstall or replace and remove from the Premises any trade equipment, machinery and personal property belonging to LESSEE, provided that
(i) LESSEE shall repair all damage caused by such removal and (ii) LESSEE shall not install any equipment, machinery or other items upon the roof of the Building or make any openings on or about such roof except as may be permitted in accordance with and subject to the provisions of Section 6.5(b). Such trade equipment, machinery and personal property shall not become the property of LESSOR.

                                    ARTICLE 7

                                 USE OF PREMISES

            7.1. LESSEE shall not, except with the prior consent of LESSOR, use or suffer or permit the use of the Premises or any part thereof for any purposes other than for research and development with respect to, and production, packaging and warehousing of, and manufacturing, distribution, and marketing of, pharmaceutical products (including, without limitation, vitamins, biopharmaceuticals, neutraceuticals, genetically engineered pharmaceuticals, steroids, antibiotics, bulk drug and ingredient manufacturing, varying finished dosages, intermediates, over-the-counter formulations, antibacterials, medical and surgical products, and all other types of pharmaceutical products) and associated offices, a cafeteria for use by LESSEE'S employees and other uses which are customarily ancillary to research, development, production, packaging, warehousing, manufacturing, distribution and marketing of pharmaceutical products; provided, however, anything in this Lease to the contrary notwithstanding, that LESSEE complies with all of the provisions of this Lease in connection with such uses, including, without limitation
Section 7.2.

            7.2. LESSEE shall not use, or suffer or permit the use of, the Premises or any part thereof in any manner or for any purpose or do, bring or keep anything, or suffer or permit anything to be done, brought or kept, therein (including, but not limited to, the installation or operation of any electrical, electronic or other equipment) (a) which would violate any covenant, agreement, term, provision or condition of this Lease or is unlawful or in contravention of the certificate of occupancy for the Building, or is in contravention of any Legal Requirement or Insurance Requirement to which the Premises is subject, or
(b) which would overload or could cause an overload of or would impair the electrical, refrigeration, heating, ventilating, air conditioning or mechanical systems of the Building or which would exceed the floor load per square foot which the floor was designed to carry and which is allowed by law, or (c) which would, in the reasonable judgment of LESSOR, impair or tend to impair the structural integrity of the Building.

            7.3. LESSEE shall obtain, at its sole cost and expense, all permits, licenses or authorizations of any nature required in connection with the operation of LESSEE'S business at the Premises.

                                    ARTICLE 8

                      INDEMNIFICATION; LIABILITY OF LESSOR

            8.1. Subject to Section 8.4, LESSEE hereby indemnifies, and shall pay, protect and hold LESSOR harmless from and against all liabilities, losses, claims, demands, costs, expenses (including attorneys' fees and expenses) and judgments of any nature, (except to the extent LESSOR is compensated by insurance maintained by LESSOR or LESSEE hereunder [or would have been compensated by insurance had LESSOR maintained the insurance it is required to maintain under Section 13.5]and except for such of the foregoing as arise from the negligence, recklessness or willful misconduct of LESSOR or LESSOR'S Visitors), arising, or alleged to arise, from or in connection with, any injury to, or the death of, any person or loss or damage to property on or about the Premises. LESSEE will resist and defend any action, suit or proceeding brought against LESSOR by reason of any such occurrence by independent counsel selected by LESSEE, which is reasonably acceptable to LESSOR.

            8.2 Subject to the provisions of Section 8.3, LESSOR hereby indemnifies, and shall pay, protect and hold LESSEE harmless from and against all liabilities, losses, claims, demands, costs, expenses (including attorneys' fees and expenses) and judgments of any nature, (except to the extent LESSEE is compensated by insurance maintained by LESSOR or LESSEE [or would have been compensated by insurance had LESSEE maintained the insurance it is required to maintain under Article 13] and except for such of the foregoing as arise from the negligence, recklessness or willful misconduct of LESSEE or LESSEE'S Visitors), arising, or alleged to arise, from or in connection with, any injury to, or the death of, any person caused by the negligence, recklessness or willful misconduct of LESSOR or LESSOR'S Visitors. LESSOR will resist and defend any action, suit or proceeding brought against LESSEE by reason of any such occurrence by independent counsel selected by LESSOR, which is reasonably acceptable to LESSEE.

            8.3. Notwithstanding anything to the contrary contained in this Lease, LESSEE agrees to make no claim against LESSOR (a) for any damage to, or loss (by theft or otherwise) of, or loss of use of, any property of LESSEE or of any other person, or (b) for business interruption or consequential damages. LESSEE assumes all risk with respect to any such property damage or loss and with respect to business interruption and consequential damages, and LESSOR shall not be liable for such property damage or loss or for any business interruption or consequential damages regardless of the cause thereof, including the negligence of LESSOR or LESSOR'S Visitors or any violation by LESSOR of the provisions of this Lease.

            8.4 Notwithstanding anything to the contrary contained in this Lease, LESSOR agrees to make no claim against LESSEE for consequential damages. LESSOR assumes all risk with respect to consequential damages, and LESSEE shall not be liable for consequential damages regardless of the cause thereof, including the negligence of LESSEE or LESSEE'S Visitors and any violation by LESSEE of the provisions of this Lease.

            8.5 The provisions of this Article 8 shall survive the expiration or earlier termination of this Lease.

                                    ARTICLE 9

                          COMPLIANCE WITH REQUIREMENTS

            9.1. LESSEE will (a) comply with all Legal and Insurance Requirements applicable to the Premises and the use thereof and (b) maintain and comply with all permits, licenses and other authorizations required by any governmental authority for its use of the Premises and for the proper operation, maintenance and repair of the Premises or any part thereof. LESSOR will join in the application for any permit or authorization with respect to Legal Requirements if such joinder is necessary. Notwithstanding the foregoing, LESSEE shall not be obligated to alter or improve the Premises to comply with Legal or Insurance Requirements, unless such compliance is required due to (i) LESSEE'S particular manner of use or occupancy of the Premises (in contradistinction to compliance which is required in connection with all warehouse buildings in Cranbury Township regardless of the particular use thereof), (ii) LESSEE'S layout of the interior of the Building, (iii) LESSEE'S machinery, equipment, inventory, furnishings or other property of LESSEE located at the Premises, or
(iv) any additions, improvements or alterations to the Premises made by or for the account of LESSEE

            9.2. LESSEE shall not do, or permit to be done, anything in or to the Premises, or bring or keep anything therein which will, in any way, invalidate or conflict with the fire insurance or public liability insurance policies covering the Premises, or obstruct or interfere with the rights of LESSOR, or in any other way injure LESSOR, or subject LESSOR to any liability for injury to persons or damage to property, or conflict with the Legal Requirements. Any increase in fire insurance premiums on the Premises or the contents within the Building, or any increase in the premiums of any other insurance carried by LESSOR in connection with the Building or the Premises, caused by the use or occupancy of the Premises by LESSEE and any expense or cost incurred in consequence of the negligence, carelessness or willful action of LESSEE, shall be Additional Rent and paid by LESSEE to LESSOR within ten (10) days of demand therefore made by LESSOR to LESSEE.

                                   ARTICLE 10

                       COMPLIANCE WITH ENVIRONMENTAL LAWS

            10.1. Supplementing the provisions of Article 9, LESSEE shall comply, at its sole cost and expense, with all Environmental Laws in connection with its use and occupancy of the Premises.

            10.2. LESSEE shall deliver promptly to LESSOR a true and complete photocopy of any correspondence, notice, report, sampling, test, finding, declaration, submission, order, complaint, citation or any other instrument, document, agreement and/or information submitted to, or received from, any governmental entity, department or agency in connection with any Environmental Law relating to or affecting LESSEE, LESSEE'S employees, LESSEE'S use and occupancy of the Premises and/or the Premises.

            10.3. (a) Except as set forth in Section 10.3(b) and Section 10.3(c), LESSEE shall not cause or permit any "hazardous substance" or "hazardous waste" (as such terms are defined in the Industrial Site Recovery Act of the State of New Jersey, N.J.S.A. 13:1K-6 et. seq. and the regulations promulgated thereunder (collectively, "ISRA")) to be brought, kept or stored on or about the Premises, and LESSEE shall not engage in, or permit any other person or entity to engage in, any activity, operation or business on or about the Premises which involves the generation, manufacture, refining, transportation, treatment, storage, handling or disposal of hazardous substances and/or hazardous wastes.

                        (b) LESSEE shall have the right to use common household type cleaning solutions (such as, by way of example, but without limitation, Ajax and Lysol) for the purposes of cleaning bathrooms, sinks and other areas of the Building notwithstanding that such cleaning solutions may contain substances which are considered "hazardous substances" under applicable Environmental Laws. LESSEE shall store all such cleaning solutions in their original containers, and LESSEE shall comply with all applicable Environmental Laws and other Legal Requirements in connection with the transportation, storage, handling, use and/or disposal of such solutions.

                        (c) (i) LESSEE shall also have the right to handle and store within the Building the substances listed on Schedule H for use as components in LESSEE'S pharmaceutical products (collectively, "Permitted Hazardous Substances"). LESSEE shall comply with all applicable Environmental Laws and other Legal

Requirements in connection with the transportation, storage, handling, use and/or disposal of such Permitted Hazardous Substances. The Permitted Hazardous Substances shall not be disposed of or discharged at the Premises. Prior to the Termination Date, in addition to complying with all Environmental Laws and Legal Requirements, LESSEE shall clean the Building in accordance with sound pharmaceutical industry standards so that, as of the Termination Date, the Building shall be free of Permitted Hazardous Substances. Upon request from LESSOR, LESSEE shall provide LESSOR with the procedures and standards followed or to be followed in connection with such pre-Termination Date cleaning.

                 (ii) LESSOR shall not unreasonably withhold its consent to the use by LESSEE of hazardous substances or hazardous wastes in the Building which are not listed on Schedule H provided that such additional hazardous substances or hazardous wastes are used only for and in connection with the research, development, production, packaging, warehousing, manufacturing, distribution and marketing of pharmaceutical products and provided further that such use would not violate any Legal or Insurance Requirements. Upon LESSOR'S written consent to the use of any such additional substances, they shall be deemed to be "Permitted Hazardous Substances" for the purpose of this Section 10.3(c) and, upon request from LESSOR, LESSEE shall execute an agreement memorializing same.

            10.4. (a) If a spill or discharge of a hazardous substance or a hazardous waste occurs on the Premises, LESSEE shall, upon obtaining knowledge thereof, give LESSOR immediate oral and written notice of such spill and/or discharge, setting forth in reasonable detail all relevant facts. In the event such spill or discharge arose out of or in connection with LESSEE'S use and occupancy of the Premises, or in the event such spill or discharge was caused by the act, negligence or omission of LESSEE or LESSEE'S Visitors, then LESSEE shall pay all costs and expenses relating to compliance with the applicable Environmental Law (including, without limitation, the costs and expenses of the site investigations, remedial actions with respect to such hazardous substance or hazardous wastes and the settlement of any natural resource damages claims arising out of such spill or discharge).

                        (b) Without relieving LESSEE of its obligations under this Lease and without waiving any default by LESSEE under this Lease, LESSOR shall have the right, but not the obligation, to take such action as LESSOR deems necessary or advisable to cleanup, remove, resolve or minimize the impact of or otherwise deal with any spill or discharge of any hazardous substance or hazardous waste. In the event such spill or discharge arose out of or in connection with LESSEE'S use and occupancy of the Premises, or in the event such spill or discharge was caused by the act, negligence or omission of LESSEE or LESSEE'S Visitors, then LESSEE shall pay to LESSOR on demand, as Additional Rent, all costs and expenses incurred by LESSOR in connection with any action taken by LESSOR.

            10.5. (a) If LESSEE'S operations at the Premises now or hereafter constitute an "Industrial Establishment" (as defined under ISRA) or are subject to the provisions of any other Environmental Law, then LESSEE agrees to comply, at its sole cost and expense, with all requirements of ISRA and any other applicable Environmental Law to the satisfaction of LESSOR and the governmental entity, department or agency having jurisdiction over such matters (including, but not limited to, performing site investigations and performing any remedial action required in connection therewith), in connection with (i) the occurrence of the Termination Date, (ii) any termination of this Lease prior to the Termination Date, (iii) any closure, transfer or consolidation of LESSEE'S operations at the Premises, (iv) any change in the ownership or control of LESSEE, (iv) any permitted assignment of this Lease or permitted sublease of all or part of the Premises or (v) any other action by LESSEE which triggers ISRA or any other Environmental Law.

                        (b) In connection with subsection (a) above, if, with respect to ISRA, LESSEE has failed to obtain a no further action and covenant not to sue letter from the New Jersey Department of Environmental Protection or to otherwise comply with the provisions of ISRA prior to the Termination Date, or if, with respect to any other Environmental Law, LESSEE has failed to fully comply with the applicable provisions of such other Environmental Law prior to the Termination Date, LESSEE shall be deemed to be a holdover tenant, shall pay rent at the rate set forth in Section 23.3 and shall continue to diligently pursue compliance with ISRA and/or such other Environmental Law. Upon LESSEE'S full compliance with the provisions of ISRA or of such other Environmental Law, LESSEE shall deliver possession of the Premises to LESSOR in accordance with the provisions of this Lease and such holdover rent shall be adjusted as of said date.

            10.6. (a) In connection with (i) any sale or other disposition of all or part of LESSOR'S interest in the Premises, (ii) any change in the ownership or control of LESSOR, (iii) any condemnation, (iv) any foreclosure or
(v) any other action by LESSOR which triggers ISRA or any other Environmental Law, LESSOR shall comply, at its sole cost and expense, with all requirements of ISRA and such other applicable Environmental Law; provided, however, if any site investigation is required as a result of LESSEE'S use and occupancy of the Premises or a spill or discharge of a hazardous substance or hazardous waste caused by the act, negligence or omission of LESSEE or LESSEE'S Visitors, then LESSEE shall pay all costs associated with said site investigation or remedial investigations; in addition, if any remedial action is required as a result of a spill or discharge of a hazardous substance or hazardous waste caused by the act, negligence or omission of LESSEE or LESSEE'S Visitors, then LESSEE shall pay all costs associated with said remedial action.

                        (b) If, in connection with such compliance, LESSOR requires any affidavits, certifications or other information from LESSEE, LESSEE agrees to cooperate with LESSOR and to deliver to LESSOR without charge all such documents within five (5) Business Days after LESSEE'S receipt of said request.

            10.7. (a) LESSOR shall have the right, but not the obligation, to enter onto the Premises from time to time during the Term for the purpose of conducting such tests and investigations as LESSOR deems reasonably necessary to determine whether LESSEE is complying with the provisions of this Article 10 and all applicable Environmental Laws. In the event LESSOR determines that LESSEE is not in compliance with this Article 10 or any Environmental Law, LESSOR shall notify LESSEE of such fact, setting forth in such notice the basis for LESSOR'S determination. Within ten business (10) days after receipt of LESSOR'S notice of noncompliance, LESSEE shall notify LESSOR whether it disputes LESSOR'S determination. If LESSEE so notifies LESSOR within said ten (10) Business Day period, then LESSOR and LESSEE, and their respective consultants, shall meet to resolve the dispute; if LESSEE fails to notify LESSOR of any objection within said ten (10) Business Day period, then LESSEE shall be deemed to have accepted LESSOR'S determination and LESSEE shall promptly remedy the noncompliance.

                        (b) In the event LESSEE is not in compliance with the provisions of this Article 10 or any applicable Environmental Law, LESSEE shall pay to LESSOR, as Additional Rent, upon demand, an amount equal to all costs and expenses incurred by LESSOR in connection with the tests and investigations conducted by or on behalf of LESSOR.

                        (c) LESSOR shall use reasonable efforts to minimize any interference with or disruptions to LESSEE'S operations at the Premises caused by such tests and investigations, to do all such tests and investigations in a good and workmanlike manner, to proceed with such tests and investigations with reasonable dispatch and to repair promptly all damage to the Premises arising out of or in connection with such tests and investigations.

            10.8. Subject to the provisions of Section 8.4, LESSEE hereby agrees to defend, indemnify and hold LESSOR harmless from and against any and all claims, losses, liability, damages and expenses (including, without limitation, site investigation costs, remedial action costs, natural resource damage claims and attorneys', consultants' and laboratory's fees and disbursements) arising out of or in connection with (i) any spill or discharge of a hazardous substance or hazardous waste by LESSEE or LESSEE'S Visitors and/or (ii) LESSEE'S failure to comply with the provisions of this Article 10.

            10.9. LESSEE hereby represents and warrants to LESSOR that LESSEE'S operations at the Premises have the following Standard Industrial Classification codes, as published in the 1987 edition of the Standard Industrial Classification Manual published by the Federal Executive Office of the President, Office of Management and Budget: 2834.

            10.10. If LESSOR has given to LESSEE the name and address of any holder of an Underlying Encumbrance, LESSEE agrees to send to said holder a photocopy of those items given to LESSOR pursuant to the provisions of Section 10.2.

            10.12. LESSEE'S obligations under this Article 10 shall survive the expiration or earlier termination of this Lease.

            10.13. (a) Subject to the provisions of Section 8.3, LESSOR hereby agrees to defend, indemnify and hold LESSEE harmless from and against any and all claims, losses, liability, damages and expenses (including, without limitation, site investigation costs, remedial action costs, natural resource damage claims and attorneys', consultants' and laboratory's fees and disbursements) arising out of or in connection with any spill or discharge of a hazardous substance or hazardous waste at the Premises caused by LESSOR or LESSOR'S Visitors. The provisions of this Section 10.13(a) shall survive the expiration or earlier termination of this Lease.

                        (b) In the event that any spill or discharge of a hazardous substance or a hazardous waste at the Premises is caused by LESSOR or LESSOR'S Visitors, then LESSOR shall remediate the hazardous substance or hazardous waste if and only to the extent that LESSOR is required to do so under applicable Environmental Laws.

                                   ARTICLE 11

                               DISCHARGE OF LIENS

            LESSEE will discharge within thirty (30) days after receipt of notice thereof any Lien on the Premises or the Basic Rent, Additional Rent or any other sums payable under this Lease, caused by or arising out of LESSEE'S acts or LESSEE'S failure to perform any obligation hereunder.

                                   ARTICLE 12

                               PERMITTED CONTESTS

            LESSEE may contest by appropriate proceedings, the amount, validity or application of any Legal Requirement which LESSEE is obligated to comply with or any Lien which LESSEE is obligated to discharge, provided that (a) such proceedings shall suspend the collection thereof, (b) no part of the Premises or of any Basic Rent or Additional Rent or other sum payable hereunder would be subject to loss, sale or forfeiture during such proceedings, (c) LESSOR would not be subject to any civil or criminal liability for failure to pay or perform, as the case may be, (d) LESSEE shall have furnished such security as may be required in the proceedings or reasonably requested by LESSOR, (e) such proceedings shall not affect the payment of Basic Rent, Additional Rent or any other sum payable to LESSOR hereunder or prevent LESSEE from using the Premises for the purposes permitted hereunder, and (f) LESSEE shall notify LESSOR of any such proceedings not less than fifteen (15) days prior to the commencement thereof, and shall describe such proceedings in reasonable detail. LESSEE will conduct all such contests in good faith and with due diligence and will, promptly after the determination of such contest, pay and discharge all amounts which shall be determined to be payable therein.

                                   ARTICLE 13

                                    INSURANCE

            13.1. LESSEE will maintain with insurers authorized to do business in the State of New Jersey and which are rated A-Plus in Best's Key Rating
Guide:

                        (a) commercial general liability insurance (including, during any period when LESSEE is making alterations or improvements to the Premises, coverage for any construction on or about the Premises), against claims for bodily injury, personal injury, death or property damage occurring on, in or about the Premises, or as a result of ownership of LESSEE'S property in the Premises, in amounts not less than $2,000,000.00 for each claim or any one occurrence, and commercial umbrella liability coverage consistent with such primary general liability coverage and providing excess limits above such primary coverage in amounts not less than $5,000,000.00 per occurrence and in the aggregate;

                        (b) workers' compensation insurance coverage for the full statutory liability of LESSEE;

                        (c) business interruption insurance in such amounts as will reimburse LESSEE for direct and indirect loss of earnings attributable to those events commonly insured against by reasonable prudent tenants and/or attributable to LESSEE'S inability to access or to occupy (all or part of) the Premises; and

                        (d) such other insurance with respect to the Premises in such amounts and against such insurable exposures as any mortgagee holding a first lien upon the Building may reasonably require, provided that other holders of first liens affecting comparable buildings in the Middlesex County area are also typically successfully requiring that tenants of such buildings maintain such insurance. The forgoing condition will be satisfied if holders of first liens then recently made and affecting such comparable buildings are typically requiring (and obtaining) such insurance, notwithstanding that holders of older first liens are not typically imposing such requirement. First liens "then recently made", as used in the previous sentence, means first liens made within eighteen (18) months of the date that such insurance is required to be maintained by LESSEE.

LESSEE may carry any or all of the insurance required to be maintained by LESSEE pursuant to Section 13.1 under a so-called "blanket" policy, so long as such "blanket" policy identifies the Premises, sets forth the amount of insurance allocable to the Premises (which shall not be less than the amounts required under this Lease) and is written in such a manner that losses attributable to other locations will not affect the insurance allocable to the Premises.

            13.2. The policies of insurance required to be maintained by LESSEE pursuant to Section 13.1 shall name as additional insureds (except for workers' compensation insurance and business interruption insurance) LESSOR and any property manager and first mortgagee specified by LESSOR in notice given to LESSEE from time to time, and shall be reasonably satisfactory to LESSOR. In addition, said policies of insurance (except for worker's compensation insurance) shall (i) provide that thirty (30) days' prior written notice of suspension, cancellation, termination, modification, non-renewal or lapse or material change of coverage shall be given to LESSOR and that such insurance shall not be invalidated by any act or neglect of LESSOR or any owner of the Premises, nor by any change in the title or ownership of the Premises, and (ii) not contain a provision relieving the insurer thereunder of liability for any loss by reason of the existence of other policies of insurance covering the Premises against the peril involved, whether collectible or not; and the policies of insurance required to be maintained by LESSEE pursuant to subsection 13.1(a) shall also include a contractual liability endorsement evidencing coverage of LESSEE'S obligation to indemnify LESSOR pursuant to Section 8.1 hereof.

            13.3. On the Commencement Date, LESSEE shall deliver to LESSOR original or duplicate policies or certificates of the insurers evidencing all the insurance which is required to be maintained hereunder by LESSEE, and, within ten (10) days prior to the expiration of any such insurance, other original or duplicate policies or certificates evidencing the renewal of such insurance.

            13.4. LESSEE shall not obtain or carry separate insurance concurrent in form or contributing in the event of loss with that required by Section 13.1 unless LESSOR and LESSEE are named as insureds therein.

            13.5. LESSOR agrees to obtain, and to keep in full force and effect during the Term, with insurers authorized to do business in New Jersey and which are rated A-Plus or better by Best's Key Rating Guide, property insurance on the Building and the Personal Property with respect to risks from time to time included under a standard "All Risk" policy, including, but not limited to, fire, vandalism, malicious mischief, loss of rental income endorsement (for a 12 month period)(but excluding flood insurance), in an amount equal to the full replacement cost of the Building, as determined from time to time but not less frequently than once each five years. The cost of said insurance and any other insurance maintained by LESSOR with respect to the Premises (including, without limitation, liability insurance) shall be included in LESSOR'S Operating Expenses.

            13.6. (a) LESSOR hereby waives and releases LESSEE, and LESSEE hereby waives and releases LESSOR, from any and all liabilities, claims and losses for which the released party is or may be held liable to the extent of any insurance proceeds received by said injured party.

                        (b) Each party hereto agrees to have included in each of its property insurance policies (insuring the Building and Personal Property in the case of LESSOR, and insuring LESSEE'S personal property, trade fixtures, equipment and improvements in the case of LESSEE, against loss, damage or destruction by fire or other casualty) a waiver of the insurer's right of subrogation against the other party to this Lease. If there is any extra charge for such waiver, the party requesting the waiver shall pay the extra charge therefor. If such waiver is not enforceable or is unattainable, then such insurance policy shall contain either (i) an express agreement that such policy shall not be invalidated if LESSOR or LESSEE, whichever the case may be, waives the right of recovery against the other party to this Lease or (ii) any other form for the release of LESSOR or LESSEE, whichever the case may be. If such waiver, agreement or release shall not be, or shall cease to be, obtainable from LESSOR'S insurance company or from LESSEE'S insurance company, whichever the case may be, then LESSOR or LESSEE shall notify the other party of such fact and shall use its best efforts to obtain such waiver, agreement or release from another insurance company satisfying the requirements of this Lease.

                                   ARTICLE 14

                              ESTOPPEL CERTIFICATES

            14.1. At any time and from time to time, upon not less than ten (10) Business Days' prior notice by LESSOR, LESSEE shall execute, acknowledge and deliver to LESSOR a statement (or, if LESSEE is a corporation, an authorized officer of LESSEE shall execute, acknowledge and deliver to LESSOR a statement) certifying the following: (i) the Commencement Date and the Rent Commencement Date, (ii) the Termination Date, (iii) the date(s) of any amendment(s) and/or modification(s) to this Lease, (iv) that this Lease was properly executed by LESSEE and is in full force and effect without amendment or modification, or, alternatively, that this Lease and all amendments and/or modifications thereto have been properly executed by LESSEE and are in full force and effect, (v) the current annual Basic Rent, the current monthly installments of Basic Rent and the date on which LESSEE'S obligation to pay Basic Rent commenced, (vi) the current monthly installment of Additional Rent for Taxes and LESSOR'S Operating Expenses, (vii) the date to which Basic Rent and Additional Rent have been paid, (viii) the amount of the security deposit, if any, (ix) that no installment of Basic Rent or Additional Rent has been paid more than thirty (30) days in advance, or, if paid more than thirty (30) days in advance, specifying the details thereof, (x) that, to the best of LESSEE'S knowledge, LESSEE is not in arrears in the payment of any Basic Rent or Additional Rent, or, if in arrears, specifying the details thereof (xi) that, to the best of LESSEE'S knowledge, neither party to this Lease is in default in the keeping, observance or performance of any covenant, agreement, provision or condition contained in this Lease and no event has occurred which, with the giving of notice or the passage of time, or both, would result in a default by either party, except as specifically provided in the estoppel certificate, (xii) that to the best of LESSEE'S knowledge, LESSEE has no existing defenses, offsets, liens, claims or credits against the Basic Rent or Additional Rent or against enforcement of this Lease by LESSOR, except as specifically provided in the estoppel certificate,
(xiii) that LESSEE has not been granted any options or rights of first refusal to extend the Term, to lease additional space, to terminate this Lease before the Termination Date or to purchase the Premises, except as specifically provided in this Lease, (xiv) that LESSEE has not received any notice of violation of Legal Requirements or Insurance Requirements relating to the Premises, except as described in the estoppel certificate (xv) that LESSEE has not assigned this Lease or sublet all or any portion of the Premises, except as described in the estoppel certificate (xvi) that to the best of LESSEE'S knowledge no "hazardous substances" or "hazardous wastes" have been generated, manufactured, refined, transported, treated, stored, handled, disposed or spilled on or about the Premises, except as described in the estoppel certificate and (xvii) such other matters as the person or entity requesting the Certificate may request, provided such other matters are reasonable and customarily required to be included in estoppel certificates and that, subject to the provisions of Section 22.4, LESSEE shall not be required to amend or modify the terms of this Lease. LESSEE hereby acknowledges and agrees that such statement may be relied upon by any mortgagee, or any prospective purchaser, lessee, sublessee, mortgagee or assignee of any mortgage, of the Premises or any part thereof.

            14.2 At any time and from time to time in connection with an assignment of this Lease, a sublease of 25,000 square feet or more or a financing in excess of $100,000 of LESSEE'S personal property located at the Premises, upon not less than ten (10) Business Days' prior notice by LESSEE, LESSOR shall execute, acknowledge and deliver to LESSEE a statement (or if LESSOR is a corporation, an authorized officer of LESSOR shall execute, acknowledge and deliver to LESSEE a statement) certifying the following: (i) the Commencement Date, (ii) the Termination Date, (iii) the date(s) of any amendment(s) and/or modification(s) to this Lease, (iv) that this Lease was properly executed by LESSOR and is in full force and effect without amendment or modification, or, alternatively, that this Lease and all amendments and/or modifications thereto have been properly executed and are in full force and effect, (v) the current annual Basic Rent and the current monthly installments of Basic Rent, (vi) the current monthly installment of Additional Rent for Taxes and for LESSOR'S Operating Expenses which LESSEE is then paying, (vii) the date to which Basic Rent and Additional Rent have been paid, (viii) the amount of the security deposit, if any, (ix) that, to the best of LESSOR'S knowledge, neither party to this Lease is in default in the keeping, observance or performance of any covenant, agreement, provision or condition contained in this Lease and no event has occurred which, with the giving of notice or the passage of time, or both, would result in a default by either party, except as specifically provided in the estoppel certificate, (x) that LESSOR has not received any written notice of violation of Legal Requirements or Insurance Requirements relating to the Premises, except as disclosed in the estoppel certificate, (xi) that LESSOR is the current holder of the LESSOR's interest in this Lease, (xii) that LESSOR has received no written notice that a spill or discharge of a "hazardous substances" or "hazardous wastes" (as those terms are defined in ISRA) has occurred on the Premises which would require remediation under any Environmental Law, except for any notices disclosed in the certificate, and (xiii) such other matters as the person or entity requesting the Certificate may request, provided such other matters are reasonable and customarily required to be included in estoppel certificates and provided that LESSOR shall not be required to amend or modify the terms of the Lease. LESSOR hereby acknowledges and agrees that such statement may be relied upon by any assignee of this Lease or any sublessee of the Premises or any part thereof.

                                   ARTICLE 15

                            ASSIGNMENT AND SUBLETTING

            15.1. Except as otherwise expressly provided in this Article 15, LESSEE shall not sell, assign, transfer, hypothecate, mortgage, encumber, grant concessions or licenses, sublet, or otherwise dispose of any interest in this Lease or the Premises, by operation of law or otherwise, without the prior written consent of LESSOR. Any consent granted by LESSOR in any instance shall not be construed to constitute a consent with respect to any other instance or request. If the Premises or any part thereof should be sublet, used, or occupied by anyone other than LESSEE, or if this Lease should be assigned by LESSEE, LESSOR shall have the right to collect rent from the assignee, subtenant, user or occupant, but no such assignment, subletting, use, occupancy or collection shall be deemed a waiver of any of LESSOR'S rights under the provisions of this Section 15.1, a waiver of any of LESSEE'S covenants contained in this Article 15, the acceptance of the assignee, subtenant, user or occupant as tenant, or a release of LESSEE from further performance by LESSEE of LESSEE'S obligations under the Lease. The phrase "used or occupied by anyone other than LESSEE" contained in the previous sentence does not mean that LESSOR'S consent is required for LESSEE'S Visitors' use of the Premises in accordance with the provisions hereof in connection with LESSEE'S business, but instead refers to, and requires LESSOR consent in the case of, any use of the Premises by any third party which is not in connection with LESSEE'S business as contemplated hereby.

            15.2. If LESSEE shall desire to sublet the Premises or to assign this Lease, it shall first submit to LESSOR a written notice ("LESSEE'S Notice") setting forth in reasonable detail:

                        (a) the name and address of the proposed sublessee or assignee;

                        (b) the terms and conditions of the proposed subletting or assignment (including the proposed commencement date of the sublease or the effective date of the assignment, which shall be at least thirty
(30) days after LESSEE'S Notice is given);

                        (c) the nature and character of the business of the proposed sublessee or assignee;

                        (d) banking, financial, and other credit information relating to the proposed sublessee or assignee, in reasonably sufficient detail, to enable LESSOR to determine the proposed sublessee's or assignee's financial responsibility; and

                        (e) in the case of a subletting, complete plans and specifications for any and all work to be done in the Premises to be sublet.

            15.3. (a) Within fifteen (15) Business Days after LESSOR'S receipt of LESSEE'S Notice, LESSOR shall notify LESSEE whether LESSOR (i) consents to the proposed sublet or assignment, (ii) does not consent to the proposed sublet or assignment, or (iii) elects to exercise its recapture right, as described in Section 15.5. If LESSOR fails to so notify LESSEE within said fifteen (15) Business Day period after LESSEE has provide LESSEE'S Notice, then LESSEE shall have the right to provide LESSOR with a second copy of LESSEE'S Notice, together with a separate notice specifying that LESSOR has failed to respond to LESSEE's request for consent to a sublet or assignment, as the case may be, and specifying further that unless LESSOR responds within five (5) Business Days after receipt of this notice, LESSOR shall be deemed to have consented to the proposed sublet or assignment (any such notice given by LESSEE, together with the accompanying second copy of LESSEE'S Notice, is called herein a "Reminder Notice"). If LESSOR fails to so notify LESSEE of its election within five (5) Business Days after LESSOR'S receipt of a Reminder Notice given by LESSEE in accordance with the provisions hereof, then LESSOR shall be deemed to have consented to the proposed sublet or assignment. Any such deemed consent shall not relieve LESSEE from any of the other terms and conditions of this Article 15.

                  (b) If LESSOR does not elect to exercise its recapture right, then LESSOR agrees not to unreasonably withhold its consent to the proposed sublet or assignment and, if applicable, to a proposed use of the Building by the assignee or sublessee which is different from the permitted use under
Section 7.1, provided such different use involves only manufacturing and production of medical and surgical products or warehousing (or warehousing and distribution) of goods or materials which are not considered "hazardous substances" or "hazardous wastes" under any Environmental Law and provided further that such different use would not violate the provisions of Section 7.2 of this Lease or any Legal or Insurance Requirement. LESSEE acknowledges and agrees that it shall automatically be deemed reasonable for LESSOR to deny consent for any assignment where the sum of the tangible net worth (as such term is explained in Section 27.1(b)(iii)) of LESSEE plus the tangible net worth of the assignee (or, in the case of a merger, consolidation or other reorganization, where the tangible net worth of the surviving entity) is less than $100,000,000.00. Notwithstanding the immediately preceding sentence, even if the sum of the tangible net worth of LESSEE plus the tangible net worth of the assignee (or the tangible net worth of the surviving entity) exceeds $100,000,000.00, LESSOR shall be entitled to consider additional factors in determining whether to approve or not approve a sublet or assignment, it being understood that the fact that the $100,000,000.00 net worth criteria set forth above is satisfied does not mean that LESSOR is obligated to consent to the sublet or assignment. If LESSOR consents to any change of use pursuant to this
Section 15.3(b),

LESSEE shall execute, upon demand from LESSOR, an amendment to this Lease memorializing the change and containing such additional provisions relating to such use as may reasonably be required by LESSOR.

            15.4. In addition to the foregoing requirements,

                        (a) no assignment or sublease shall be permitted if, at the effective date of such assignment or sublease, an Event of Default is occurring; and

                        (b) no assignment or sublease shall be permitted unless LESSEE agrees, at the time of the proposed assignment or sublease and in LESSEE'S Notice, to pay to LESSOR, immediately upon receipt thereof, 50% of all Net Rental Proceeds, of whatever nature, paid by the prospective assignee or sublessee to LESSEE pursuant to such assignment or sublease.

            15.5. (a) In the event of (i) any proposed assignment of this Lease, other than an assignment to a "related corporation" or a "successor corporation" pursuant to Section 15.7(b), or (ii) any proposed sublease of all or substantially all of the Premises, other than to a "related corporation" or a "successor corporation" in accordance with Section 15.7(b), LESSOR shall have the right, to be exercised by giving written notice (the "Recapture Notice") to LESSEE within thirty (30) days after receipt of LESSEE'S Notice with respect to such assignment or sublet, to recapture the space described in LESSEE'S Notice (the "Recapture Space"). The Recapture Notice shall cancel and terminate this Lease with respect to the Recapture Space as of the date stated in LESSEE'S Notice for the commencement of the proposed assignment or sublease as fully and completely as if that date had been herein definitively fixed as the Termination Date, and LESSEE shall surrender possession of the Recapture Space as of such date. Thereafter, the Basic Rent and Additional Rent shall be equitably adjusted based upon the square footage of the Building then remaining, after deducting the square footage attributable to the Recapture Space. For the purposes of this
Section 15.5(a), "substantially all of the Premises" means eighty percent (80%) or more of the interior area of the Building.

                        (b) In the event LESSOR elects to exercise its recapture right and the Recaptured Space is less than the entire Building, then LESSOR, at its sole expense, shall have the right to make any alterations to the Building required, in LESSOR'S reasonable judgment, to make such Recaptured Space a self-contained rental unit. LESSOR agrees to perform all such work, if any, in a good and workmanlike manner with as little inconvenience to LESSEE'S business as is reasonably possible; provided, however, LESSOR shall not be required to perform such work after LESSEE'S business hours or on weekends; and provided further, LESSOR shall not be deemed guilty of an eviction, partial eviction, constructive eviction or disturbance of LESSEE'S use or possession of the Building, and shall not be liable to LESSEE for same.

            15.6. In addition to the foregoing requirements, any sublease must contain the following provisions:

                        (a) the sublease shall be subject and subordinate to all of the terms and conditions of this Lease;

                        (b) at LESSOR'S option, in the event of cancellation or termination of this Lease for any reason or the surrender of this Lease, whether voluntarily, involuntarily, or by operation of law, prior to the expiration of such sublease, including extensions and renewals of such sublease, the subtenant shall make full and complete attornment to LESSOR for the balance of the term of the sublease. The attornment shall be evidenced by an agreement in form and substance satisfactory to LESSOR which the subtenant shall execute and deliver at any time within five (5) days after request by LESSOR or its successors and assigns;

                        (c) the term of the sublease shall not extend beyond a date which is one day prior to the Termination Date;

                        (d) no subtenant shall be permitted to further sublet all or any portion of the subleased space or to assign its sublease without LESSOR'S prior written consent; and

                        (e) the subtenant shall waive the provisions of any law now or subsequently in effect which may give the subtenant any right of election to terminate the sublease or to surrender possession of the space subleased in the event that any proceeding is brought by LESSOR to terminate this Lease.

            15.7. (a) Each of the following events shall be deemed to constitute an assignment of this Lease and, except as set forth in Section 15.7(b)(ii), each shall require the prior written consent of LESSOR:

                                    (i) any assignment or transfer of this Lease
by operation of law; or

                                    (ii) any hypothecation, pledge, or
collateral assignment of this Lease; or

                                    (iii) any involuntary assignment or transfer
of this Lease in connection with bankruptcy, insolvency, receivership, or similar proceeding; or

                                    (iv) any assignment, transfer, disposition,
sale or acquisition of a controlling interest in LESSEE to or by any person, entity, or group of related persons or affiliated entities, whether in a single transaction or in a series of related or unrelated transactions; or

                                    (v) any issuance of an interest or interests
in LESSEE (whether stock, partnership interests, or otherwise) to any person, entity, or group of related persons or affiliated entities, whether in a single transaction or in a series of related or unrelated transactions, which results in such person, entity, or group holding a controlling interest in LESSEE. For purposes of the immediately foregoing, a "controlling interest" of LESSEE shall mean 50% or more of the aggregate issued and outstanding equitable interests (whether stock, partnership interests, or otherwise) of LESSEE.

                         (b) (i) Notwithstanding anything to the contrary
contained in this Lease, LESSEE may, without LESSOR'S prior consent, but upon not less than fifteen (15) days' prior notice to LESSOR, assign this Lease to, or sublet all or part of the Premises to, any corporation or other business entity which controls, is controlled by, or is under common control with LESSEE (herein referred to as a "related corporation"), subject, however, to compliance with LESSEE'S obligations under this Lease, provided that
(x) such related corporation's use is consistent with the uses permitted under this Lease, and (y) prior to such assignment or subletting, LESSEE furnishes LESSOR with the name of any such related corporation and a written certification from a duly authorized officer of LESSEE certifying to LESSOR that such assignee or subtenant is a related corporation of LESSEE. From time to time during such assignment or subletting, upon written request by LESSOR, a duly authorized officer of LESSEE shall certify in writing to LESSOR, and shall substantiate by reasonable evidence, that such assignee or subtenant continues to be a related corporation of LESSEE. LESSEE hereby acknowledges and agrees that an assignment of this Lease shall be deemed to have occurred at such time as such assignee or subtenant ceases to be a related corporation of LESSEE, and that such assignment shall be subject to all the provisions of this Article 15 (including, without limitation, the obligation to obtain LESSOR'S prior written consent). Any assignment or subletting by a related corporation of LESSEE shall not be deemed to relieve, release, impair or discharge any of LESSEE'S obligations hereunder. For the purposes hereof, "control" shall be deemed to mean possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such corporation or other business entity, through the ownership of voting securities, by contract, or otherwise.

                                    (ii) Notwithstanding anything to the
contrary contained in this Lease, LESSEE may, without LESSOR'S prior consent, but upon not less than fifteen (15) days' prior notice to LESSOR, assign this Lease and the leasehold estate hereby created to a successor corporation of LESSEE (as hereinafter defined). A "successor corporation," as used in this subsection, shall mean (x) a corporation or other business entity which is the surviving entity resulting from a merger or consolidation with, or other reorganization of, LESSEE, its successors or assigns, completed in accordance with applicable statutory provisions for the merger, consolidation or reorganization, provided that by operation of law or by effective provisions contained in the instruments of merger or consolidation, or reorganization the liabilities of the corporations or other business entities participating in such merger, consolidation or reorganization are assumed by the corporation or other business entity surviving such merger, consolidation or reorganization, or (y) a corporation or other business entity acquiring all or substantially all of the assets of LESSEE, including the leasehold estate created by this Lease, and assuming the obligations of LESSEE under this Lease, or (z) a corporation or other business entity acquiring all or substantially all of the outstanding stock or other ownership interest of LESSEE; provided that such merger, consolidation, reorganization or acquisition, whichever the case may be, is not principally for the purpose of transferring the leasehold estate created hereby; and provided further that immediately after giving effect to any such merger, consolidation, reorganization or acquisition, whichever the case may be, the corporation or other business entity surviving such merger or created by such consolidation or reorganization, or acquiring such assets or such stock, as the case may be, shall have a tangible net worth (as explained in Section 27.1(b)(iii)) which is equal to or greater than $100,000,000.00.

                                    (iii) All provisions of this Article 15
shall be applicable to any assignment or sublease pursuant to this Section 15.7(b) other than the provisions of Sections 15.1, 15.3, 15.4(b), 15.5 and 15.11.

            15.8. It is a further condition to the effectiveness of any assignment otherwise complying with this Article 15 that the assignee execute, acknowledge, and deliver to LESSOR an agreement in form and substance satisfactory to LESSOR whereby the assignee assumes all of the obligations of LESSEE under this Lease and agrees that the provisions of this Article 15 shall continue to be binding upon it with respect to all future assignments and deemed assignments of this Lease.

            15.9. No assignment of this Lease nor any sublease of all or any portion of the Premises shall release or discharge LESSEE from any liability, whether past, present, or future, under this Lease and LESSEE shall continue to remain primarily liable under this Lease.

            15.10. LESSEE shall be responsible for obtaining all permits and approvals required by any governmental or quasi-governmental agency in connection with any assignment of this Lease by LESSEE or any subletting of the Premises, and LESSEE shall deliver copies of these documents to LESSOR prior to the commencement of any work, if work is to be done. LESSEE is also responsible for and is required to reimburse LESSOR for all fees, costs and expenses, including, but not limited to, reasonable attorneys' fees and disbursements, which LESSOR actually incurs in reviewing any proposed assignment of this Lease, any proposed sublease of the Premises (provided LESSOR'S consent is required hereunder for the assignment or subletting), and any permits, approvals, and applications for construction within the Premises.

            15.11. If LESSOR consents (or is deemed to have consented) to any proposed assignment or sublease and LESSEE fails to consummate the assignment or sublease to which LESSOR consented within ninety (90) days after the giving of such consent, LESSEE shall be required again to comply with all of the provisions and conditions of this Article 15 before assigning this Lease or subletting the Premises. If LESSEE consummates the assignment or sublease to which LESSOR consented within said ninety (90) day period, LESSEE agrees that it shall deliver to LESSOR a fully executed, duplicate original counterpart of the assignment or sublease agreement within ten (10) days of the date of execution of such item.

            15.12. INTENTIONALLY OMITTED.

            15.13. If LESSOR withholds its consent of any proposed assignment or sublease, LESSEE shall defend, indemnify, and hold LESSOR harmless from and reimburse LESSOR for all liability, damages, costs, fees, expenses, penalties, and charges (including, but not limited to, reasonable attorneys' fees and disbursements) arising out of any claims that may be made against LESSOR by any brokers or other persons claiming a commission or similar compensation in connection with the proposed assignment or sublease.

            15.14. (a) Notwithstanding anything to the contrary contained in this Lease, in the event that this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, any and all monies or other consideration payable or otherwise to be delivered in connection with such assignment shall be paid or delivered to LESSOR, shall be and remain the exclusive property of LESSOR and shall not constitute property of LESSEE or of the estate of LESSEE within the meaning of the Bankruptcy Code. Any and all monies or other consideration constituting LESSOR'S property under the preceding sentence not paid or delivered to LESSOR shall be held in trust for the benefit of LESSOR and be promptly paid to or turned over to LESSOR.

                                    (b) If LESSEE proposes to assign this Lease
pursuant to the provisions of the Bankruptcy Code to any person or entity who shall have made a bona fide offer to accept an assignment of this Lease on terms acceptable to LESSEE, then notice of such proposed assignment setting forth (i) the name and address of such person or entity, (ii) all of the terms and conditions of such offer and (iii) the adequate assurance to be provided by LESSEE to assure such person's or entity's future performance under this Lease, including, without limitation, the assurance referred to in Section 365(b)(3) of the Bankruptcy Code, or any such successor or substitute legislation or rule thereto, shall be given to LESSOR by LESSEE no later than twenty (20) days after receipt by LESSEE, but in any event no later than ten
(10) days prior to the date that LESSEE shall make application to a court of competent jurisdiction for authority and approval to enter into such assignment and assumption. LESSOR shall thereupon have the prior right and option, to be exercised by notice to LESSEE given at any time prior to the effective date of such proposed assignment, to accept an assignment of this Lease upon the same terms and conditions and for the same consideration, if any, as the bona fide offer made by such person for the assignment of this Lease. Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code shall be deemed without further act or deed to have assumed all of the obligations arising under this Lease on or after the date of such assignment. Any such assignee shall, upon demand, execute and deliver to LESSOR an instrument confirming such assumption.

                                   ARTICLE 16

                                    CASUALTY

            16.1. If there is any damage to or destruction of the Premises, LESSEE shall promptly, upon obtaining knowledge thereof, give notice thereof to LESSOR, describing the nature and extent thereof.

            16.2. If the Building is damaged, but no portion thereof is rendered untenantable, and this Lease is not terminated pursuant to Section 16.4 or 16.5 hereof, LESSOR shall, at its own expense, cause Restoration to be completed as soon as reasonably practicable but in no event later than ninety (90) days from the occurrence, subject to any Excusable Delay, and the Basic Rent and Additional Rent shall not abate.

            16.3. If the Building is damaged or destroyed and is rendered partially or wholly untenantable, and this Lease is not terminated pursuant to
Section 16.4 or 16.5 hereof, LESSOR shall, at its own expense, cause Restoration to be completed as soon as reasonably practicable but in no event later than three hundred sixty five (365) days from the occurrence, subject to any Excusable Delay, and, subject to the provisions hereof, the Basic Rent and Additional Rent shall be equitably abated until Restoration is completed and LESSOR shall permit LESSEE to re-enter the Building for the purposes of restoring LESSEE'S trade fixtures and alterations and improvements made by LESSEE no later than two hundred seventy (270) days after the occurrence, subject to any Excusable Delay.

            16.4. If, in the sole opinion of LESSOR, fifty percent (50%) or more of the manufacturing space in the Building is damaged or destroyed and the total cost of Restoration shall amount to fifty percent (50%) or more of the full insurable value of the Building, LESSOR, in lieu of Restoration, may elect to terminate this Lease, provided that notice of such termination shall be sent to LESSEE within sixty (60) days after the occurrence of such casualty. If LESSOR exercises its right to terminate this Lease, this Lease shall cease, terminate and expire, and all Basic Rent and Additional Rent shall be prorated, as of the date of such damage or destruction. The term "manufacturing space" as used in this Section 16.4 means all interior areas of the Building, other than office areas.

            16.5. (a) If the Building is damaged or destroyed and, in the reasonable opinion of LESSOR, more than three hundred sixty five (365) days are necessary to complete Restoration, then LESSOR or LESSEE may elect to terminate this Lease provided notice of such termination shall be sent to the other party within sixty (60) days after LESSOR shall have given LESSEE notice of LESSOR'S determination of the period of time necessary to complete Restoration. LESSOR shall give LESSEE notice of such determination within sixty (60) days after the date of the casualty.

                                          (b) If, during the final year of the
Term the Building is damaged or destroyed and rendered partially or wholly untenantable, then LESSOR may elect to terminate this Lease provided notice of such termination shall be sent to LESSEE within sixty (60) days after the occurrence of such casualty.

                                          (c) If LESSOR does not permit LESSEE
to re-enter the Building pursuant to Section 16.3 on or before the Outside
Date (as hereinafter defined) for the purpose of restoring LESSEE'S trade fixtures and alterations and improvements made by LESSEE, then LESSEE shall have the right, at any time thereafter, to give LESSOR notice specifying that LESSEE is electing to terminate this Lease pursuant to this Section 16.5(c). If LESSOR has not permitted LESSEE to enter the Building for such purposes within thirty
(30) days after the date of the giving by LESSEE of such termination notice, then this Lease shall terminate as of such thirtieth (30th) day. If LESSOR has allowed LESSEE to enter the Building for such purposes on or prior to the thirtieth (30th) day after the giving of LESSEE'S termination notice, then LESSEE'S termination right shall be null and void and this Lease shall remain in full force and effect. If LESSEE enters the Premises prior to the completion of Restoration, then LESSEE shall reasonably cooperate with LESSOR, and shall cause LESSEE'S Visitors to reasonably cooperate with LESSOR, so as not to unreasonably interfere with the completion of Restoration. The term "Outside Date" as used herein shall mean the two hundred seventieth (270th) day after the occurrence of the casualty, provided that if Restoration is delayed on account of Excusable Delay, then such date shall automatically be extended for a period of time equal to all such Excusable Delays.

                                          (d) If either party exercises its
right to terminate this Lease pursuant to this Section 16.5, this Lease shall cease, terminate and expire, and all Basic Rent and Additional Rent shall be prorated, as of the date of such damage or destruction.

                                   ARTICLE 17

                                  CONDEMNATION

            17.1. LESSEE hereby irrevocably assigns to LESSOR any award or payment to which LESSEE becomes entitled by reason of any Taking of all or any part of the Premises, whether the same shall be paid or payable in respect of LESSEE'S leasehold interest hereunder or otherwise, except that LESSEE shall be entitled to any award or payment for the Taking of LESSEE'S trade fixtures or personal property or for loss of business, relocation or moving expenses provided the amount of the Net Award payable to LESSOR with respect to the fee interest is not diminished. All amounts payable pursuant to any agreement with any condemning authority which have been made in settlement of or under threat of any condemnation or other eminent domain proceeding shall be deemed to be an award made in such proceeding. LESSEE agrees that this Lease shall control the rights of LESSOR and LESSEE in any Net Award and any contrary provision of any present or future law is hereby waived.

            17.2. In the event of a Taking of the whole of the Premises, then the Term shall cease and terminate as of the date which is the earlier to occur of the date when possession is taken by the condemning authority or the date on which title vests in the condemnation authority and all Basic Rent and Additional Rent shall be paid up to that earlier date.

            17.3. In the event of a Taking of twenty (20%) percent or more of the Building or of twenty (20%) percent or more of the automobile parking spaces or vehicular access to the Premises (unless on or before the Replacement Date LESSOR is able to provide other automobile parking spaces in a location which is reasonably convenient to LESSEE or to restore vehicular access, as the case may
be), then, if LESSEE shall determine in good faith and certify to LESSOR that the Taking of the Building or the applicable portion thereof or the parking spaces or vehicular access will have a permanent, material adverse affect on LESSEE'S operations at the Premises, LESSEE may by notice given to LESSOR at any time either prior to or within a period of sixty (60) days after the date when possession of such premises shall be required by the condemning authority, elect to terminate this Lease; provided, however, if the "material adverse affect on LESSEE'S operations" would result from the loss of parking spaces and/or access to the Premises, then LESSEE shall give such notice only after the Replacement Date (but in any event not more than fifteen (15) days after the Replacement Date) and only if LESSOR has not provided, as of the Replacement Date, alternative parking and/or access pursuant to the standards set forth above. In the event that LESSEE shall fail to exercise any such option to terminate this Lease, or in the event of a Taking under circumstances under which LESSEE will have no such option, then, and in either of such events, LESSOR shall, subject to the provisions of Section 17.4, cause Restoration to be completed as soon as reasonably practicable, but in no case later than the later to occur of ninety
(90) days after the date the condemning authority takes possession of such portion of the Premises or the Replacement Date, subject to any Excusable Delay, and the Basic Rent and Additional Rent thereafter payable during the Term shall be equitably prorated based upon the square foot area of the Building actually taken.

            17.4. If, in the case of a Taking of twenty (20) percent or more of the Building, LESSEE has not elected to terminate this Lease pursuant to Section
17.3 hereof, then LESSOR shall either complete such Restoration or terminate this Lease by giving notice to LESSEE within sixty (60) days after the sixty
(60) day period within which LESSEE may terminate this Lease (as described in Section 17.3 hereof). In such event, all Basic Rent and Additional Rent shall be apportioned as of the date the condemning authority actually takes possession of the Building or takes title, whichever occurs first.

                                   ARTICLE 18

                                EVENTS OF DEFAULT

            18.1. Any of the following occurrences, conditions or acts shall constitute an "Event of Default" under this Lease:

                        (a) If LESSEE shall default in making payment when due of any Basic Rent and such default shall continue for ten (10) days; or

                        (b) If LESSEE shall default in making payment when due of any Additional Rent and (i) with respect to the first such late payments in any twelve (12) month period, such default shall continue for ten (10) days after the date on which LESSEE receives notice from LESSOR of such default, or
(ii) with respect to all such late payments (other than those referenced in clause (i) of this sentence), the default continues for ten (10) days, it being understood that no notice from LESSOR shall be required other than with respect to the first late payment of Additional Rent in any twelve (12) month period; or

                        (c) if LESSEE shall file a petition in bankruptcy pursuant to the Bankruptcy Code or under any similar federal or state law, or shall be adjudicated a bankrupt or become insolvent, or shall commit any act of bankruptcy as defined in any such law, or shall take any action in furtherance of any of the foregoing; or

                        (d) if a petition or answer shall be filed proposing the adjudication of LESSEE as a bankrupt pursuant to the Bankruptcy
Code or any similar federal or state law, and (i) LESSEE shall consent to the filing thereof, or (ii) such petition or answer shall not be discharged or denied within sixty (60) days after the filing thereof; or

                        (e) if a receiver, trustee or liquidator (or other similar official) of LESSEE or of all or substantially all of its business or assets or of the estate or interest of LESSEE in the Premises shall be appointed and shall not be discharged within sixty (60) days thereafter or if LESSEE shall consent to or acquiesce in such appointment; or

                        (f) if the estate or interest of LESSEE in the Premises shall be levied upon or attached in any proceeding and such process shall not be vacated or discharged within sixty (60) days after such levy or attachment; or

                        (g) if LESSEE shall use or suffer or permit the use of the Premises or any part thereof for any purpose other than expressly specified in Section 7.1 and if such use shall not cease permanently within five (5) days after LESSEE'S receipt of notice thereof from LESSOR ; or

                        (h) if LESSEE fails to discharge any Lien within the time period set forth in Article 11; or

                        (i) if LESSEE fails to maintain the insurance required pursuant to Article 13, or LESSEE fails to deliver to LESSOR the insurance certificates required by Article 13 within the time periods set forth in Section 13.3; or

                        (j) if LESSEE fails to deliver to LESSOR the estoppel certificate required by Article 14 within the time period set forth ---------- therein; or

                        (k) if LESSEE assigns this Lease or sublets all or any portion of the Premises without complying with all the provisions of
Article 15; or

                        (l) if LESSEE fails to deliver to LESSOR the subordination agreement required by Section 22.l within the time period set forth therein; or

                        (m) if LESSEE fails to comply with any Legal or Insurance Requirement or any of the provisions of Article 10 (other than obligations under Article 10 to remediate hazardous substances or hazardous wastes), and such failure continues for a period of ten (10) days after LESSOR shall have given notice to LESSEE specifying such default and demanding that the same be cured (unless such default cannot be cured by the payment of money and cannot with due diligence be wholly cured within such period of ten (10) days, in which case LESSEE shall have such longer period as shall be necessary to cure the default [but in no event longer than one hundred eighty (180) days from the date of such notice from LESSOR or such longer period as may be necessary on account of "unavoidable delay" (as hereinafter defined)], so long as LESSEE proceeds promptly to cure the same within such ten (10) day period, prosecutes the cure to completion with due diligence, but in any event within one hundred eighty (180) days [or such longer period as may be necessary on account of "unavoidable delay"] after LESSOR shall have given such notice to LESSEE, and advises LESSOR from time to time, upon LESSOR'S request, of the actions which LESSEE is taking and the progress being made); or

                        (n) if LESSEE shall default in the observance or performance of any provision of this Lease (including, without limitation, remediation obligations under Article 10), other than those provisions contemplated by clause (i) through (m), inclusive, of this Section 18.1, and such default shall continue for thirty (30) days after LESSOR shall have given notice to LESSEE specifying such default and demanding that the same be cured (unless such default cannot be cured by the payment of money and cannot with due diligence be wholly cured within such period of thirty (30) days, in which case LESSEE shall have such longer period as shall be necessary to cure the default, so long as LESSEE proceeds promptly to cure the same within such thirty (30) day period, prosecutes the cure to completion with due diligence and advises LESSOR from time to time, upon LESSOR'S request, of the actions which LESSEE is taking and the progress being made).

            The term "unavoidable delay" as used in clause (m) above means delays caused by LESSOR or LESSOR'S Visitors or any other delay which is beyond the reasonable control of LESSEE including, without limitation, delay caused by governmental action, or lack thereof; shortages or unavailability of materials and/or supplies; labor disputes (including, but not limited to, strikes, slow downs, job actions, picketing and/or secondary boycotts); fire or other casualty; delays in transportation; acts of God; directives or requests by any governmental entity, authority, agency or department; any court or administrative orders or regulations; and acts of declared or undeclared war, public disorder, riot or civil commotion.

                                   ARTICLE 19

                        CONDITIONAL LIMITATIONS; REMEDIES

            19.1. This Lease and the Term and estate hereby granted are subject to the limitation that whenever an Event of Default shall have happened and be continuing, LESSOR shall have the right, at its election, then or thereafter while any such Event of Default shall continue and notwithstanding the fact that LESSOR may have some other remedy hereunder or at law or in equity, to give LESSEE written notice of LESSOR'S intention to terminate this Lease on a date specified in such notice, which date shall be not less than five (5) days after the giving of such notice, and upon the date so specified, this Lease and the estate hereby granted shall expire and terminate with the same force and effect as if the date specified in such notice were the date hereinbefore fixed for the expiration of this Lease, and all right of LESSEE hereunder shall expire and terminate, and LESSEE shall be liable as hereinafter in this Article 19 provided. If any such notice is given, LESSOR shall have, on such date so specified, the right of re-entry and possession of the Premises and the right to remove all persons and property therefrom and to store such property in a warehouse or elsewhere at the risk and expense, and for the account, of LESSEE. Should LESSOR elect to re-enter as herein provided or should LESSOR take possession pursuant to legal proceedings or pursuant to any notice provided for by law, LESSOR may from time to time re-let the Premises or any part thereof for such term or terms and at such rental or rentals and upon such terms and conditions as LESSOR may deem advisable, with the right to make alterations in and repairs to the Premises.

            19.2. In the event of any termination of this Lease as in this
Article 19 provided or as required or permitted by law, LESSEE shall forthwith quit and surrender the Premises to LESSOR, and LESSOR may, without further notice, enter upon, re-enter, possess and repossess the same by summary proceedings, ejectment or otherwise, and again have, repossess and enjoy the same as if this Lease had not been made, and in any such event LESSEE and no person claiming through or under LESSEE by virtue of any law or an order of any court shall be entitled to possession or to remain in possession of the Premises but shall forthwith quit and surrender the Premises, and LESSOR at its option shall forthwith, notwithstanding any other provision of this Lease, be entitled to recover from LESSEE, as and for liquidated damages, the sum of:

                        (a) all Basic Rent, Additional Rent and other amounts payable by LESSEE hereunder then due or accrued and unpaid, and

                        (b) for loss of the bargain, an amount equal to the aggregate of all unpaid Basic Rent and Additional Rent which would have been payable if this Lease had not been terminated prior to the end of the Term then in effect, less the then fair market rental value of the Premises for such period (taking into consideration a reasonable reletting period and deducting therefrom all costs and expenses which LESSOR would reasonably incur in connection with the reletting), discounted to its then present value in accordance with accepted financial practice using a rate equal to six percent (6%) per annum; and

                        (c) all other damages and expenses (including attorneys' fees and expenses), which LESSOR shall have sustained by reason of the breach of any provision of this Lease; provided, however, in no event shall LESSOR be entitled to recover consequential damages.

            19.3. Nothing herein contained shall limit or prejudice the right of LESSOR, in any bankruptcy or insolvency proceeding, to prove for and obtain as liquidated damages by reason of such termination an amount equal to the maximum allowed by any bankruptcy or insolvency proceedings, or to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law whether such amount shall be greater or less than the excess referred to above.

            19.4. In the event that LESSEE should abandon the Premises, LESSOR may, at its option and for so long as LESSOR does not terminate LESSEE'S right to possession of the Premises, enforce all of its rights and remedies under this Lease, including the right to recover all Basic Rent, Additional Rent and other payments as they become due hereunder; provided, however, LESSOR shall not have the right to terminate this Lease or accelerate rent on account of an abandonment unless an Event of Default occurs. Additionally, if an Event of Default occurs, LESSOR shall be entitled to recover from LESSEE all costs of maintenance and preservation of the Premises, and all costs, including attorneys' and receiver's fees, incurred in connection with the appointment of or performance by a receiver to protect the Premises and LESSOR'S interest under this Lease.

            19.5. Nothing herein shall be deemed to affect the right of LESSOR to indemnification pursuant to Section 8.1 or other indemnification provisions of this Lease, and, subject to the provisions of Section 8.4, nothing contained herein shall be deemed or construed to relieve LESSEE of liability for any breach or violation of this Lease regardless of whether or not such breach or violation constitutes an Event of Default.

            19.6. At the request of LESSOR upon the occurrence of an Event of Default, LESSEE will quit and surrender the Premises to LESSOR or its agents, and LESSOR may without further notice enter upon, re-enter and repossess the Premises by summary proceedings, ejectment or otherwise; provided, however, if LESSEE remains in possession of the Premises, LESSOR shall not repossess the Premises, except in accordance with a judgment or other determination rendered in summary proceedings or any other judicial or administrative process or proceedings then available under New Jersey law. The words "enter", "re-enter", and "re-entry" are not restricted to their technical legal meanings.

            19.7. If either LESSOR or LESSEE shall be in default in the observance or performance of any provision of this Lease, and an action shall be brought for the enforcement thereof in which it shall be determined that said party was in default, the defaulting party shall pay to the non-defaulting party all reasonable fees, costs and other expenses incurred by the non-defaulting party in connection therewith, including reasonable attorneys' fees and expenses. In the event it is determined that said party was not in default, then the party alleging said default shall pay to the other party all the aforesaid reasonable fees, costs and expenses incurred by said party.

            19.8. If LESSEE shall default in the keeping, observance or performance of any covenant, agreement, term, provision or condition herein contained, LESSOR, without thereby waiving such default, may perform the same for the account and at the expense of LESSEE (a) immediately or at any time thereafter and without notice in the case of emergency or in case such default will result in a violation of any Legal or Insurance Requirement, or in the imposition of any Lien against all or any portion of the Premises and (b) in any other case if such default continues after thirty (30) days from the date of the giving by LESSOR to LESSEE of notice of LESSOR'S intention so to perform the same. All costs and expenses incurred by LESSOR in connection with any such performance by it for the account of LESSEE and also all costs and expenses, including attorneys' fees and disbursements incurred by LESSOR in any action or proceeding (including any summary dispossess proceeding) brought by LESSOR to enforce any obligation of LESSEE under this Lease and/or right of LESSOR in or to the Premises, shall be paid by LESSEE to LESSOR upon demand.

            19.9. Except as otherwise provided in this Article 19, no right or remedy herein conferred upon or reserved to LESSOR or LESSEE is intended to be exclusive of any other right or remedy, and every right and remedy shall be cumulative and in addition to any other legal or equitable right or remedy given hereunder, or now or hereafter existing. No waiver by LESSOR or by LESSEE of any provision of this Lease shall be deemed to have been made unless expressly so made in writing. LESSOR and LESSEE shall be entitled, to the extent permitted by law, to injunctive relief in case of the violation, or attempted or threatened violation, of any provision of this Lease, or to a decree compelling observance or performance of any provision of this Lease, or to any other legal or equitable remedy.

                                   ARTICLE 20

                        ACCESS; RESERVATION OF EASEMENTS

            20.1. LESSOR and LESSOR'S agents and representatives shall have the right to enter into or upon the Premises, or any part thereof, at all reasonable hours for the following purposes: (1) examining the Premises; (2) maintaining the Premises and making such repairs or alterations therein as may be necessary in LESSOR'S reasonable judgment for the safety and preservation of the Premises;
(3) showing the Premises to prospective new tenants during the last nine (9) months of the Term; or (4) showing the Premises during the Term to any mortgagees or prospective purchasers of the Premises. LESSOR shall give LESSEE three (3) Business Days prior written notice before commencing any non-emergency entry. In an emergency situation LESSOR may enter the Premises at any time, without notice to LESSEE, provided that if

LESSEE has given LESSOR notice of an emergency telephone number, LESSOR shall place a call to such number, and, if the call is answered, advise of the emergency entry, prior to or as promptly as practicable after the emergency entry. LESSEE shall have the right to have a representative accompany LESSOR during any entry, provided that LESSOR shall not be obligated to delay any entry on account of the unavailability of any such representative. The provisions of this Section 20.1 shall not be deemed or construed to impose any maintenance or repair obligations on LESSOR. Except to the extent required by Legal or Insurance Requirements or in connection with the issuance of any insurance policy which LESSOR is required to maintain hereunder, LESSOR shall not take photographs of any production processes occurring within the Building which LESSEE reasonably deems proprietary and confidential.

            20.2. LESSOR, in exercising any of its rights under this Article 20 in accordance with the provisions hereof, shall not be deemed guilty of an eviction, partial eviction, constructive eviction or disturbance of LESSEE'S use or possession of the Premises and shall not be liable to LESSEE for same.

            20.3. All work performed by or on behalf of LESSOR in or on the Premises pursuant to this Article 20 shall be performed with as little inconvenience to LESSEE'S business as is reasonably possible.

            20.4. LESSEE shall not change any locks or install any additional locks on doors entering into the Building without immediately giving to LESSOR a copy of any such lock key. If in an emergency LESSOR is unable to gain entry to the Building by unlocking entry doors thereto, LESSOR may force or otherwise enter the Building, without liability to LESSEE for any damage resulting directly or indirectly therefrom. LESSEE shall be responsible for all damages (other than consequential damages) created or caused by its failure to give LESSOR a copy of any key to any lock installed by LESSEE controlling entry to the Building.

            20.5. LESSOR reserves the right, from time to time, to make repairs or replacements in or to (i) those portions of the Premises which LESSOR is obligated to maintain and repair pursuant to the provisions of Section 6.3 and
(ii) to the other portions of the Premises and to the fixtures and equipment in the Building as LESSOR may reasonably deem necessary to comply with any applicable Legal Requirements and/or to correct any unsafe condition; provided, however, that there be no unreasonable obstruction of the means of access to the Premises or unreasonable interference with LESSEE'S use of the Premises and the usable square foot area of the Building is not unreasonably affected thereby. Nothing contained in this Article shall be deemed to relieve LESSEE of any duty, obligation or liability of LESSEE with respect to making any repair, replacement or improvement or complying with any applicable Legal Requirements.

                                   ARTICLE 21

                             ACCORD AND SATISFACTION

            The receipt by LESSOR of any installment of Basic Rent or of any Additional Rent with knowledge of a default by LESSEE under the terms and conditions of this Lease shall not be deemed a waiver of such default. No payment by LESSEE or receipt by LESSOR of a lesser amount than the rent (Basic Rent or Additional Rent) herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and LESSOR may accept such check or payment without prejudice to LESSOR'S right to recover the balance of such rent or pursue any other remedy in this Lease provided.

                                   ARTICLE 22

                                  SUBORDINATION

            22.1. (a) Subject to the provisions of Section 22.1(b), this Lease and the term and estate hereby granted are and shall be subject and subordinate to the lien of each mortgage which may now or at any time hereafter affect all or any portion of the Premises or LESSOR'S interest therein and to all ground leases which may now or at any time hereafter affect all or any portion of the Premises (any such mortgage or ground lease being herein called an "Underlying Encumbrance"). The foregoing provisions for the subordination of this Lease and the term and estate hereby granted to an Underlying Encumbrance shall be self-operative and no further instrument shall be required to effect any such subordination; provided, however, at any time and from time to time, upon not less than fifteen (15) days' prior notice by LESSOR, LESSEE shall execute, acknowledge and deliver to LESSOR any and all commercially reasonable instruments that may be necessary or proper to effect such subordination or to confirm or evidence the same.

                        (b) Notwithstanding anything to the contrary contained in this Article 22, the subordination of this Lease to any Underlying Encumbrance shall be conditioned upon LESSOR obtaining a non-disturbance agreement (duly executed and acknowledged) from the holder of the Underlying Encumbrance. Said non-disturbance agreement shall be in such holder's standard form of agreement, which shall be commercially reasonable, and shall provide, in part, that this Lease and LESSEE'S rights, options and privileges hereunder shall not be disturbed during the Term of this Lease so long as there is no Event of Default. Any such non-disturbance agreement shall not modify the terms of this Lease, except as permitted pursuant to Section 22.4.

            22.2. If all or any portion of LESSOR'S estate in the Premises shall be sold or conveyed to any person, firm or corporation upon the exercise of any remedy provided for in any mortgage or by law or equity, such person, firm or corporation and each person, firm or corporation thereafter succeeding to its interest in the Premises (a) shall not be liable for any act or omission of LESSOR under this Lease occurring prior to such sale or conveyance, (b) shall not be subject to any offset, defense or counterclaim accruing prior to such sale or conveyance, (c) shall not be bound by any payment prior to such sale or conveyance of Basic Rent, Additional Rent or other payments for more than one month in advance (except prepayments in the nature of security for the performance by LESSEE of its obligations hereunder), and (d) shall be liable for the keeping, observance and performance of the other covenants, agreements, terms, provisions and conditions to be kept, observed and performed by LESSOR under this Lease only during the period such person, firm or corporation shall hold such interest.

            22.3. In the event of an act or omission by LESSOR which would give LESSEE the right to terminate this Lease or to claim a partial or total eviction, LESSEE will not exercise any such right until it has given written notice of such act or omission, or, in the case of the Building or any part thereof becoming untenantable as the result of damage from fire or other casualty, written notice of the occurrence of such damage, to the holder of any Underlying Encumbrance whose name and address shall previously have been delivered to LESSEE in writing, by delivering such notice of such act, omission or damage addressed to such holder at said address or if such holder hereafter furnishes another address to LESSEE in writing at the last address of such holder so delivered to LESSEE, and, unless otherwise provided herein, until a reasonable period for remedying such act, omission or damage shall have elapsed following such giving of such notice, provided any such holder shall commence or cause to be commenced the remedy of such act, omission or damage within sixty (60) days after the receipt of such notice from LESSEE and shall thereafter, with reasonable diligence, prosecute or cause to be prosecuted the remedy to completion.

            22.4. If, in connection with obtaining financing for the Premises or refinancing any mortgage encumbering the Premises, the prospective lender requests reasonable modifications to this Lease as a condition precedent to such financing or refinancing, then LESSEE hereby covenants and agrees not to unreasonably withhold, delay or condition its consent to such modifications, provided such modifications do not increase the Basic Rent or Additional Rent, do not reduce the length of the Term, do not materially and adversely affect the leasehold interest or rights of LESSEE created by this Lease, and do not materially and adversely affect the manner in which LESSEE'S operations are conducted at the Premises, and do not otherwise materially increase LESSEE'S obligations or liabilities hereunder.

                                   ARTICLE 23

                                LESSEE'S REMOVAL

            23.1. Upon the expiration or earlier termination of this Lease, LESSEE shall surrender the Premises to LESSOR in the condition same is required to be maintained under Article 6 of this Lease and broom clean. Any personal property which shall remain in any part of the Premises after the expiration or earlier termination of this Lease shall be deemed to have been abandoned, and either may be retained by LESSOR as its property or may be disposed of in such manner as LESSOR may see fit; provided, however, that, notwithstanding the foregoing, LESSEE will, upon request of LESSOR made not later than thirty (30) days after the expiration or earlier termination of this Lease, promptly remove from the Premises any such personal property.

            23.2. If, at any time during the last three (3) months of the Term, LESSEE shall not occupy any part of the Building in connection with the conduct of its business, LESSOR may elect, at its option, to enter such part of the Building to alter and/or redecorate such part of the Building, and LESSEE hereby irrevocably grants to LESSOR a license to enter such part of the Building in connection with such alterations and/or redecorations. LESSOR'S exercise of such right shall not relieve LESSEE from any of its obligation under this Lease. Prior to any such entry pursuant to this Section 23.2, LESSOR shall furnish LESSEE with an insurance certificate evidencing that LESSOR maintains commercial general liability

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

insurance with limits of not less than $5,000,000.00 for claims with respect to bodily injury, personal injury or death, $5,000,000.00 with respect to any one occurrence, and $1,000,000.00 with respect to all claims for property damage with respect to any one occurrence.

            23.3. If LESSEE holds over possession of the Premises beyond the Termination Date, such holding over shall not be deemed to extend the Term or renew this Lease but such holding over shall continue upon the terms, covenants and conditions of this Lease except that LESSEE agrees that the charge for use and occupancy of the Premises for each calendar month or portion thereof that LESSEE holds over (even if such part shall be one day) shall be a liquidated sum equal to one-twelfth (1/12th) of two (2) times the Basic Rent and Additional Rent required to be paid by LESSEE during the calendar year preceding the Termination Date. The parties recognize and agree that the damage to LESSOR resulting from any failure by LESSEE to timely surrender possession of the Premises will be extremely substantial, will exceed the amount of the monthly Basic Rent and Additional Rent payable hereunder and will be impossible to accurately measure. Nothing contained in this Lease shall be construed as a consent by LESSOR to the occupancy or possession by LESSEE of the Premises beyond the Termination Date, and LESSOR, upon said Termination Date, shall be entitled to the benefit of all legal remedies that now may be in force or may be hereafter enacted relating to the immediate repossession of the Premises. The provisions of this Article shall survive the expiration or sooner termination of this Lease.

                                   ARTICLE 24

                                     BROKER

            24.1. LESSEE represents to LESSOR that LESSEE has not dealt with any real estate broker or sales representative in connection with this transaction other than Bussel Realty Corporation (the "Broker"). LESSEE shall not engage or otherwise deal with any real estate broker or sales representative, other than Broker, in connection with any renewal or extension of the Term hereof. LESSEE agrees to indemnify and hold harmless LESSOR, LESSOR'S managing agent, and the respective directors, officers, employees and partners of the foregoing entities, or of any partner of the foregoing entities, from and against any claims, liabilities, losses, damages, expenses and judgments (including reasonable attorneys' fees and disbursements) arising out of or in connection with any claim by any real estate broker or sales representative

(other than the Broker) to a commission or other compensation in connection with this Lease arising out of, or alleged to arise out of, contacts or dealings with LESSEE. The provisions of this Section 24.1 shall survive the expiration or sooner termination of this Lease.

            24.2 LESSOR agrees to indemnify and hold harmless LESSEE and its directors, officers and employees from and against any claims, liabilities, losses, damages, expenses and judgments (including reasonable attorneys' fees and disbursements) arising out of or in connection with any claim by any real estate broker or sales representative to a commission or other compensation in connection with this Lease arising out of, or alleged to arise out of, contacts or dealings with LESSOR. The provisions of this Section 24.2 shall survive the expiration or sooner termination of this Lease.

            24.3. LESSOR agrees to pay a commission to the Broker pursuant to a separate agreement.

                                   ARTICLE 25

                                     NOTICES

            All notices, demands, requests, consents, approvals, offers, statements and other instruments or communications required or permitted to be given hereunder shall be in writing and shall be delivered by (a) certified mail, postage prepaid, or (b) a nationally recognized overnight delivery service (such as Federal Express), addressed as follows:

            To LESSOR:

                        Matrix Cranbury Associates, LLC
                        Forsgate Drive
                        CN 4000
                        Cranbury, New Jersey 08512
                        Attention: Donald M. Epstein

            With a copy to:

                        Drinker Biddle & Reath LLP
                        500 Campus Drive
                        Florham Park, New Jersey 07932
                        Attention: Michael E. Rothpletz, Jr., Esq.

            To LESSEE:

                        Able Laboratories, Inc.
                        6 Hollywood Court
                        CN 1013
                        South Plainfield, New Jersey 07080
                        Attention: Robert Weinstein, Chief Financial Officer

            With a copy to:

                        Connell Foley, LLP
                        85 Livingston Avenue
                        Roseland, New Jersey 07068
                        Attention: Michael X. McBride, Esq.

The foregoing addresses may be changed or supplemented by written notice given as above provided. Any such notice sent by mail shall be deemed to have been received by the addressee on the third Business Day after posting in the United States mail, or, if transmitted by overnight delivery service, on the first Business Day after transmittal. Counsel for a party may give notice to the other party with the same effect as if given by a party.

                                   ARTICLE 26

                         NATURE OF LESSOR'S OBLIGATIONS

            Anything in the Lease to the contrary notwithstanding, no recourse or relief shall be had under any rule of law, statute or constitution or by any enforcement of any assessments or penalties, or otherwise or based on or in respect of this Lease (whether by breach of any obligation, monetary or non-monetary), against LESSOR, it being expressly understood that all obligations of LESSOR under or relating to this Lease are solely obligations payable out of the Premises and are compensable solely therefrom. It is expressly understood that all such liability is and is being expressly waived and released as a condition of and as a condition for the execution of this Lease, and LESSEE expressly waives and releases all such liability as a condition of, and as a consideration for, the execution of this Lease by LESSOR. LESSOR agrees that at the time that LESSOR grants any mortgage or other security interest encumbering the Premises, "LESSOR'S Equity Interest" (as hereinafter defined) shall not be less than $1,300,000.00. The term "LESSOR'S Equity Interest" means the difference between the fair market value of the Premises (as reasonably determined by LESSOR or the holder of the mortgage or other security interest encumbering the Premises) less an amount equal to all outstanding debt of LESSOR which is secured by a mortgage or other security interest encumbering the Premises. For the purposes of this Article, LESSOR'S or any mortgagee's determination of fair market value shall automatically be deemed to be reasonable if (i) it is based on a current appraisal prepared for LESSOR or the mortgagee by an independent real estate appraiser, or (ii) it is based on a current appraisal or valuation prepared by the mortgagee, provided the mortgagee is a commercial lending institution, a pension plan, an institutional investor or another comparable entity. An appraisal or valuation shall be deemed "current" hereunder if it has been prepared within eighteen (18) months of the date in question.

                                   ARTICLE 27

                                SECURITY DEPOSIT

            27.1. (a) Concurrently with the execution of this Lease, LESSEE shall deposit with LESSOR the sum of $1,287,632.00 (the "Security"), the same to be held by LESSOR as security for the full and faithful performance by LESSEE of all of the terms and conditions by it to be observed and performed hereunder. If any Basic Rent, Additional Rent or other sum payable by LESSEE to LESSOR becomes overdue and remains unpaid, or should LESSOR make any payments on behalf of LESSEE, or should LESSEE fail to perform any of the terms and conditions of this Lease, then LESSOR, at its option, and without prejudice to any other remedy which LESSOR may have on account thereof, shall appropriate and apply said Security, or so much thereof as may be required to compensate or reimburse LESSOR, as the case may be, toward the payment of Basic Rent, Additional Rent or other such sum payable hereunder, or loss or damage sustained by LESSOR due to the breach or failure to perform on the part of LESSEE, and upon demand, LESSEE shall restore such Security to the original sum deposited or such lesser amount as may then be required pursuant to Section 27.1(b).

                        (b) (i) LESSOR hereby agrees that the amount required as security under this Lease shall be reduced from $1,287,632.00 to $643,816.00 as of the fourth (4th) anniversary of the Commencement Date, provided that (1) no Event of Default has occurred, and (2) LESSEE provides LESSOR with a then current balance sheet and an audited financial statement for LESSEE'S operations for the calendar year immediately preceding the year in which such anniversary date occurs, which are reasonably acceptable to LESSOR (and satisfy the requirements of Subsection (b)(iii) below) and which demonstrate to LESSOR'S reasonable satisfaction that (x) LESSEE has a tangible net worth of not less than $100,000,000.00, and (y) LESSEE'S operating income for the calendar year immediately preceding the year in which such anniversary occurs was not less than $28,000,000.00. Provided the foregoing conditions are satisfied, LESSOR shall return to LESSEE the amount by which any unapplied Security then held by LESSOR exceeds $643,816.00. Notwithstanding the foregoing, if, at any time during the Term after such funds are returned to LESSEE, LESSEE'S tangible net worth falls below $100,000,000.00, then the amount of security required hereunder shall be automatically increased to $1,287,632.00 and LESSEE shall immediately pay to LESSOR the amount necessary to restore the security then held by LESSOR to such amount.

                        (ii) LESSOR hereby agrees that the amount required as security under this Lease shall be reduced further to $321,908.00 as of the eight (8th) anniversary of the Commencement Date, provided that (1) no Event of Default has occurred, and (2) LESSEE provides LESSOR with a then current balance sheet and an audited financial statement for LESSEE'S operations for the calendar year immediately preceding the year in which such anniversary date occurs, which are reasonably acceptable to LESSOR (and satisfy the requirements of Subsection (b)(iii) below) and which demonstrate to LESSOR'S reasonable satisfaction that (x) LESSEE has a tangible net worth of not less than $150,000,000.00, and (y) LESSEE'S operating income for the calendar year immediately preceding the year in which such anniversary occurs was not less than $28,000,000.00. Provided the foregoing conditions are satisfied, LESSOR shall return to LESSEE the amount by which any unapplied Security then held by LESSOR exceeds $321,908.00. Notwithstanding the foregoing, if, at any time during the Term after such funds are returned to LESSEE, LESSEE'S tangible net worth falls below $150,000,000.00, then the amount of security required hereunder shall be automatically increased to $643,816.00 (unless a greater amount is required pursuant to Subsection 28(b)(i)) and LESSEE shall immediately pay to LESSOR the amount necessary to restore the security then held by LESSOR to such amount. In no event shall the security required hereunder ever be reduced below $321,908.00.

                        (iii) For the purposes of this Section 27.1(b), "operating income" shall be determined in accordance with generally accepted accounting principles ("GAAP") except that, in determining operating income, there shall be no deduction for research and development expenses incurred by LESSEE. For the purposes of this Section 27.1(b) and Section 15.3(b) and Section 15.7(b), "tangible net worth" shall not including intangible items such as (by way of example, but without limitation) deferred income tax asset and capitalized financing costs. All balance sheets and operating statements which LESSEE delivers to LESSOR under this Article 27 shall be prepared in accordance with GAAP and shall be certified as true and accurate by an independent certified public accounting firm.

                        (iv) For the purposes of this Lease, the term "Security" shall mean the amount of security required under this Lease as of the date in question.

                        (c) Conditioned upon the full compliance by LESSEE of all of the terms of this Lease, and the prompt payment of all sums due hereunder, as and when they fall due, the Security shall be returned in full to LESSEE within thirty (30) days after the end of the Term.

                        (d) In the event of bankruptcy or other debtor-creditor proceeding against LESSEE, such Security shall be deemed to be applied first to the payment of rent and other charges due LESSOR for all periods prior to filing of such proceedings.

                        (e) In the event of any transfer of title to the Premises, or any assignment of LESSOR'S interest under this Lease, LESSOR shall have the right to transfer the Security to said transferee or assignee, and LESSOR shall thereupon be released by LESSEE from all liability for the return of such Security. In such event, LESSEE agrees to look to the new lessor for the return of the Security. It is hereby agreed that the provisions of this Section shall apply to every transfer or assignment made of the Security to a new lessor.

                        (f) If LESSEE pays the Security to LESSOR in cash pursuant to Section 27.1, then LESSOR shall deposit the Security in an interest bearing account in a bank selected by LESSOR. Except for any part of the Security which LESSOR appropriates or applies in accordance with the provisions hereof, LESSOR shall maintain the Security in such bank account (or in an account with any other bank selected by LESSOR from time to time). Provided no Event of Default is occurring hereunder, upon request from LESSEE made not more frequently than one (1) time in any one (1) year period, LESSOR shall pay to LESSEE the amount of interest which has accrued on the Security and has been credited to the applicable account in which the Security is held less an amount equal to all bank charges and fees which have been incurred by LESSOR with respect to such account during the applicable annual period. LESSOR makes no representation or warranty with respect to the rate of interest which will be payable on any such account established by LESSOR.

            27.2 (a) In lieu of depositing cash as a security deposit, LESSEE may elect to deliver to LESSOR a one (1) year, irrevocable unconditional letter of credit issued by an Approved Bank for the benefit of LESSOR, containing (i) an "evergreen clause" providing that it shall automatically renew as of its initial and each subsequent expiry date unless the issuing bank gives LESSOR written notice of the non-renewal at least sixty (60) days prior to the then applicable expiry date, (ii) a provision obligating the issuing bank to issue a new letter of credit, without charge, to any assignee of LESSOR'S interest under the Lease, (iii) a provisions stating that the letter of credit shall not in any way be modified or amended without LESSOR'S prior written consent, and (iv) such other commercially reasonable provisions as LESSOR may require from time to time. The face amount of the original letter of credit and any replacement letter of credit delivered to LESSOR shall be equal to the amount of Security then required under this Article 27.

                        (b) Upon the occurrence of default by LESSEE hereunder beyond any applicable notice and cure period, LESSOR shall have the right to draw down the letter of credit for any of the reasons set forth in Section 27.1 for the application of the cash deposit in an amount equal to the Basic Rent, Additional Rent or other sum payable hereunder, or any payments made by LESSOR on behalf of LESSEE, or any loss or damage sustained by LESSOR as a result of LESSEE'S failure to perform any of the terms and conditions of this Lease. To exercise such right, (i) LESSOR shall present the letter of credit to the issuing bank at the office in New York City/New Jersey set forth on the letter of credit and (ii) LESSOR shall deliver to the issuing bank a statement from LESSOR setting forth the amount of the draw and stating that LESSOR is entitled to draw down the letter of credit pursuant to the provisions of Section 27.2 of this Lease. LESSOR shall apply the proceeds thereof towards the payment of the Basic Rent, Additional Rent or such other sum payable hereunder, or any payments made by LESSOR on behalf of LESSEE, or any loss or damage sustained by LESSOR due to the breach or failure to perform on the part of LESSEE, and LESSOR shall hold the balance, if any, pursuant to the provisions of subsection (f) hereof. Within ten (10) Business Days after demand, LESSEE shall deposit with LESSOR an amount (in the form of cash) equal to the portion of said proceeds applied pursuant to the provisions of the immediately preceding sentence.

                        (c) At least thirty (30) days prior to the expiration of any original letter of credit delivered by LESSEE to LESSOR with respect to this Lease, or the expiration of any replacement letter of credit, LESSEE shall deliver to LESSOR either (i) written confirmation from the issuing bank, in form reasonably satisfactory to LESSOR, confirming the extension of such original or replacement letter of credit, provided such bank continues to be an Approved Bank, or (ii) a replacement letter of credit issued by an Approved Bank containing the same terms and for the face amount then required under Section 27.2(a). In addition, if Standard & Poor's (or any successor) lowers the rating below A of the issuing bank of the letter of credit then held by LESSOR, then LESSEE shall deliver to LESSOR, within thirty (30) days after the lowering of the rating, a replacement letter of credit issued by an Approved Bank containing the same terms and for the face amount then required under Section 27.2(a). In addition, if, at any time during the Term that LESSOR is holding a letter of credit, the amount of Security required under this Article 27 increases, then, unless LESSEE has paid to LESSOR the full amount of Security in cash, LESSEE shall immediately furnish LESSOR with a replacement letter of credit issued by an Approved Bank containing the same terms and for the face amount then required under Section 27.2(a). If LESSEE fails to deliver any such confirmation of extension or replacement letter of credit on or before the date set forth above, LESSOR shall have the right to draw down the entire amount of the letter of credit. To exercise such right, (i) LESSOR shall present the letter of credit to the issuing bank at the office in New York City/New Jersey set forth on the letter of credit and (ii) LESSOR shall deliver to the issuing bank a statement from LESSOR stating that LESSOR is entitled to draw down the letter of credit pursuant to the provisions of Section 27.2 of this Lease. The proceeds of said letter of credit shall be held by LESSOR pursuant to the provisions of subsection (f) hereof.

                        (d) Notwithstanding anything to the contrary contained herein, LESSEE hereby expressly acknowledges that the drawing down of said letter of credit shall not operate as a waiver of or preclude LESSOR from exercising any of LESSOR'S other rights and remedies under this Lease. In addition, LESSEE hereby agrees that LESSOR shall not be required to give LESSEE any prior notice of the drawing down of the letter of credit, and LESSEE hereby waives any such notice to which it may be entitled.

                        (e) In the event of an assignment of this Lease by LESSOR, LESSEE shall obtain either (i) a new letter of credit from the issuing bank containing the same terms and for the same face amount as the letter of credit then held by LESSOR which names the new landlord as the beneficiary or
(ii) the written consent of the issuing bank to the assignment of the then existing letter of credit from the existing LESSOR to the new landlord in form and substance reasonably satisfactory to the new landlord. If LESSEE obtains a new letter of credit, LESSOR shall surrender the existing letter of credit to LESSEE simultaneously with LESSOR'S receipt of the new letter of credit; the parties agree to coordinate such delivery and surrender so that it is done on the effective date of the assignment of this Lease by LESSOR.

                        (f) The proceeds from any letter of credit shall be held by LESSOR in accordance with the provisions of Section 27.1.

                        (g) If at any time during the Term the amount of Security required pursuant to Section 27.1(b) decreases and LESSEE furnishes LESSOR with a new letter of credit in accordance with the provisions hereof in the face amount of the Security then required, then LESSOR shall surrender to LESSEE any existing letter of credit held by LESSOR.

                        (h) Conditioned upon the full compliance by LESSEE of all of the terms of this Lease, and the prompt payment of all sums due hereunder, as and when they fall due, any letter of credit then held by LESSOR pursuant to the terms hereof shall be returned to LESSEE within thirty (30) days after the end of the Term.

                                   ARTICLE 28

                SIGNAGE; LESSEE'S MODIFICATION OF PARKING AREAS;
                  INITIAL TENANT IMPROVEMENTS; BUILDING ADDRESS

            28.1 (a) Subject to the provisions of this Section 28.1, LESSEE shall have the right, at its sole cost and expense, to install two (2) signs on the Premises bearing LESSEE'S name and/or logo, which shall be an identification sign located on the side of the Building and a monument sign located adjacent to an access drive in the vicinity of its intersection with a public street. In addition, LESSEE shall have the right, in accordance with the provisions hereof, to stencil LESSEE'S name and/or logo onto any exterior door to the Building. To exercise said rights, LESSEE shall submit to LESSOR for its approval (which shall not be unreasonably withheld) plans and specifications for the signs and stenciling. LESSEE shall attach to the plans and specifications for any identification sign on the Building an elevation of the Building showing the location, size, design and color of said sign; and LESSEE shall attach to the plans and specifications for any monument sign a survey showing the proposed location of the monument sign. Said plans and specifications shall be in compliance with all applicable Legal Requirements. Within fifteen (15) days after receipt of said plans and specifications, LESSOR shall notify LESSEE whether LESSOR approves or disapproves the proposed signs and/or the proposed location of said signs. If LESSOR disapproves the proposed signs and/or the proposed location of the signs, LESSOR shall specify the reasons for said disapproval in said notice.

                        (b) Prior to commencing the construction of the signs, including the stenciling, LESSEE shall obtain LESSOR'S approval of the proposed contractor, which approval shall not be unreasonably withheld, and LESSEE shall deliver to LESSOR a copy of all governmental approvals and permits required in connection with the installation of said signs and a copy of any required insurance certificates.

                        (c) LESSEE agrees to construct the signs strictly in accordance with the approved plans and specifications and to complete such work expeditiously, in a good and workmanlike manner, and free and clear of all Liens.

                        (d) LESSEE hereby covenants and agrees, at its sole cost and expense, to maintain the signs in good condition and repair during the Term, and to promptly make all repairs and/or replacements required thereto. On or before the Termination Date, LESSEE shall remove the signs, including the stenciling, and shall restore the Building and the Land to the condition existing prior to the installation of said signs; the restoration of the Building shall include, but shall not limited to, any repainting thereof required as a result of any discoloration or fading.

                        (e) Notwithstanding anything to the contrary contained herein, LESSEE shall not install any illuminated, flashing, blinking, sequential, intermittent or moving sign, except that the monument sign and/or the Building sign which LESSEE is permitted to install pursuant to the provisions hereof may include, with LESSOR'S approval (not to be unreasonably withheld), back-lighting, provided the resulting illumination is constant.

            28.2 (a) Subject to the provisions of this Section 28.2, LESSEE shall have the right, at its sole cost and expense, to construct an expanded parking area on the Land in the location depicted on Schedule D annexed hereto. To exercise said right, LESSEE shall submit to LESSOR for its approval (which shall not be unreasonably withheld) plans and specifications for the expanded parking area. Said plans and specifications shall be in compliance with all applicable Legal Requirements and shall be otherwise reasonably acceptable to LESSOR. Within fifteen (15) days after receipt of said plans and specifications, LESSOR shall notify LESSEE whether LESSOR approves or disapproves the proposed expanded parking area. If LESSOR disapproves of the plans LESSOR shall specify the reasons for said disapproval in said notice.

                        (b) Prior to commencing the construction of the expanded parking area, LESSEE shall obtain LESSOR'S approval of the proposed contractor, which approval shall not be unreasonably withheld, and LESSEE shall deliver to LESSOR a copy of all governmental approvals and permits required in connection with the work and a copy of any required insurance certificates.

                        (c) LESSEE agrees to construct the expanded parking area strictly in accordance with the approved plans and specifications and to complete such work expeditiously, in a good and workmanlike manner, and free and clear of all Liens.

            28.3 LESSEE shall have the right to restripe the existing parking areas on the Land to provide for approximately 130 ] additional parking spaces in accordance with the plans annexed hereto as Schedule E and in accordance with and subject to the provisions hereof. Prior to commencing such work, LESSEE shall obtain LESSOR'S approval of the contractor who will perform the work on LESSEE'S behalf, which approval shall not be unreasonably withheld or delayed. LESSEE shall cause such restriping to occur expeditiously, in accordance with all applicable Legal Requirements, in a good and workmanlike manner and free of Liens.

            28.4 (a) As promptly as practicable after the date hereof, LESSEE shall deliver to LESSOR detailed plans and specifications for LESSEE'S initial improvements to the Building, which plans and specifications shall be consistent with the preliminary outline specifications annexed hereto as Schedule I (the "Preliminary Specifications"). Provided such detailed plans and specifications are consistent with the Preliminary Specifications, LESSOR agrees not to unreasonably withhold its approval of the plans and specifications (such plans and specifications approved by LESSOR in writing are called herein the "Approved Plans"). Subject to the provisions of this Section 28.4, LESSEE shall have the right, at its sole cost and expense, to construct the alterations and improvements to the Building reflected on the Approved Plans (the "Alterations"). Prior to commencing the construction of the Alterations, LESSEE shall obtain LESSOR'S approval of the proposed contractor or contractors, which approval shall not be unreasonably withheld, and LESSEE shall deliver to LESSOR a copy of all governmental approvals and permits required in connection with the work and a copy of any required insurance certificates. LESSEE agrees to construct the Alterations strictly in accordance with the Approved Plans and to complete such work expeditiously, in a good and workmanlike manner, and free and clear of all Liens.

                        (b) If the Approved Plans provide for the removal of any heating, ventilating or air conditioning equipment from the roof of the Building, then LESSEE shall take all practicable efforts not to damage such equipment and shall coordinate with LESSOR so that upon or promptly after the removal of the equipment from the roof, LESSOR may, if it elects, retrieve the equipment.


            28.5. LESSEE shall have the right, at its sole cost and expense, to pursue an official address change for the Building from Squibb Drive to Able Drive.

            28.6 LESSOR shall reasonably cooperate with LESSEE in connection with LESSEE'S applications for any permits or approvals necessary for the construction of the signs and the expanded parking area and for the Building address change contemplated by this Article 28, including, to the extent necessary, executing an authorization as the owner of the Premises and, upon LESSEE'S request, assisting LESSEE in scheduling meetings with governmental representatives; provided, however, LESSOR shall not be required to pay and amounts or to incur any obligations or liability in connection with such approvals and permits. LESSOR makes no representations or warranties as to whether such permits and approvals will be issued.

                                   ARTICLE 29

                                  MISCELLANEOUS

            29.1. This Lease may not be amended, modified or nor may any obligation hereunder be waived, orally, and no such amendment, modification, termination or waiver, shall be effective unless in writing and signed by the party against whom enforcement thereof is sought. No waiver by LESSOR of any obligation of LESSEE hereunder shall be deemed to constitute a waiver of the future performance of such obligation by LESSEE. If any provision of this Lease or any application thereof shall be invalid or unenforceable, the remainder of this Lease and any other application of such provision shall not be affected thereby. This Lease shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, except as provided in
Article 15. Upon due performance of the covenants and agreements to be performed by LESSEE under this Lease, LESSOR covenants that LESSEE shall and may at all times peaceably and quietly have, hold and enjoy the Premises during the Term. The table of contents and the article headings are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. Schedules A, B, C, D, E, F, G, H and I annexed hereto are incorporated into this Lease. This Lease will be simultaneously executed in several counterparts, each of which when so executed and delivered, shall constitute an original, fully enforceable counterpart for all purposes. This Lease shall be governed by and construed in accordance with the laws of the State of New Jersey.

            29.2. No act or thing done by LESSOR or LESSOR'S agents during the Term shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept such surrender shall be valid unless in writing and signed by LESSOR. No employee of LESSOR or LESSOR'S agents shall have any authority to accept the keys to the Premises prior to the Termination Date and the delivery of keys to any employee of LESSOR or LESSOR'S agents shall not operate as an acceptance of a termination of this Lease or an acceptance of a surrender of the Premises.

            29.3. LESSOR'S failure during the Term to prepare and deliver any of the statements, notices or bills set forth in this Lease shall not in any way cause LESSOR to forfeit or surrender its rights to collect any amount that may have become due and owing to it during the Term, except that if LESSOR fails to provide LESSEE with any bill, statement or notice which pursuant to the terms hereof is a condition precedent to LESSEE'S obligations to pay any Additional Rent under Article 4 or Article 5 and such failure continues for two (2) years after the date when such bill, statement or notice was due from LESSOR pursuant to the terms hereof, then LESSEE shall have no further obligations under this Lease to pay the Additional Rent which would be due upon LESSOR'S presentation of such bill, statement or notice. In no event, however, shall the provisions of this Section 29.3 entitle LESSEE to the return of any payment made to LESSOR.

            29.4. The submission of this Lease to LESSEE for examination does not constitute an offer to lease the Premises on the terms set forth herein, and this Lease shall become effective as a lease agreement only upon the execution and delivery of the Lease by LESSOR and LESSEE.

            29.5. LESSEE shall keep proper books and records of account in accordance with generally accepted accounting principles consistently applied. LESSEE shall deliver to LESSOR, within ninety (90) calendar days after the close of each of its fiscal years, a balance sheet and statement of income and expense for such year (which shall separately set forth the expenses of the Premises). In addition, LESSEE shall provide to LESSOR, within ten (10) calendar days after request, with such other financial information with respect to LESSEE as LESSOR may reasonably request from time to time. All financial statements shall include a complete comparison with the figures for the preceding year, and shall be certified by (a) the chief financial officer of LESSEE or, (b) if prepared by any accounting firm, by such accounting firm. Notwithstanding the foregoing, so long as LESSEE'S stock is publicly traded and annual audited financial statements of LESSEE are furnished to the Securities and Exchange Commission in accordance with its rules and regulations and such statements are published by the Securities and Exchange Commission and are publicly available, then LESSEE shall not be obligated to provide such information to LESSOR.

            29.6. The term "LESSOR", as used in this Lease, shall mean only the owner of the title to the Premises as of the date in question. Upon the sale, transfer or other conveyance by LESSOR of the Premises, LESSOR shall be released from any and all liability under this Lease. Without limiting LESSOR'S rights to assign this Lease in connection with any sale, transfer or other conveyance by LESSOR of the Premises, LESSOR shall also have the right to assign this Lease to any corporation, limited liability company, partnership, limited partnership, joint venture or other business entity of which LESSOR, or any subsidiary or affiliate of LESSOR, or any owner of an equity interest in LESSOR has an interest. Upon such assignment LESSOR shall be released from any and all liability hereunder.

            29.7 LESSOR hereby waives any statutory lien or right of distraint it may have in any inventory, trade equipment or other personal property belonging to LESSEE. If LESSEE desires to finance any of its inventory, trade equipment or other personal property located at the Premises, LESSOR agrees, upon request from LESSEE, to execute, deliver and acknowledge a waiver, in form and substance reasonably satisfactory to LESSOR, of any statutory lien or right of distraint in favor of LESSOR in such inventory, trade equipment, machinery or personal property. LESSEE agrees to reimburse LESSOR for all reasonable attorneys' fees and disbursements incurred in connection with the preparation, negotiation and execution of such waiver.

            29.8  LESSOR hereby represents and warrants to LESSEE that:

                        (i) LESSOR has the power and authority to execute and deliver this Lease;

                        (ii) as of the Commencement Date, LESSOR shall hold fee simple title to the Land and the Improvements and Lessor shall hold good and valid title to the Personal Property;

                        (iii) as of the Commencement Date, this Lease shall not be subordinate to any Underlying Encumbrances, other than any Underlying Encumbrance with respect to which a non-disturbance agreement has been delivered to LESSEE pursuant to the provisions of Section 22.1(b); and

                        (iv) as of the date of this Lease, LESSOR has no actual knowledge, and has received no written notice, that (1) the Premises contain any hazardous substances or hazardous wastes (as such terms are defined in ISRA) which require remediation under any Legal Requirement, (2) the Premises contains any underground fuel storage tank, or (3) the Premises are in violation of any Environmental Law.

            29.9 LESSEE hereby represents and warrants to LESSOR that LESSEE has the power and authority to execute and deliver this Lease.

[CONTINUED ON NEXT PAGE]

            IN WITNESS WHEREOF, the parties have executed this Lease as of the date first above written.

WITNESS:                                        LESSOR:

                                                MATRIX CRANBURY ASSOCIATES,LLC

                                                By: Taylor/Epstein Investment
                                                    Fund, LLC, its Manager


________________________                        By: ___________________________
                                                    Name: Donald M. Epstein
                                                    Title: its Manager

ATTEST:                                         LESSEE:
(SEAL)                                          ABLE LABORATORIES, INC.


________________________                        By: ___________________________
           Secretary                                Name:
                                                    Title:

                                   SCHEDULE A

                               DESCRIPTION OF LAND

            All that land and premises situate, lying and being in the Township of Cranbury, County of Middlesex, State of New Jersey and described as follows:

            BEGINNING AT A POINT FORMED BY THE INTERSECTION OF THE WESTERLY SIDELINE OF NEW JERSEY TURNPIKE (VARIABLE WIDTH RIGHT-OF-WAY) WITH THE SOUTHERLY SIDELINE OF PROSPECT PLAINS ROAD (A.K.A. PROSPECT PLAINS - SCOTT'S CORNER ROAD, A.K.A. CRANBURY ROAD - VARIABLE WIDTH RIGHT-OF-WAY) SAID POINT BEING 52.00 FEET SOUTHERLY OF AND PERPENDICULAR TO THE CENTERLINE OF PROSPECT PLAINS ROAD AND FROM SAID BEGINNING POINT RUNNING, THENCE;

1. ALONG THE WESTERLY SIDELINE OF NEW JERSEY TURNPIKE, SOUTH 18 DEGREES - 26 MINUTES - 54 SECONDS WEST, A DISTANCE OF 856.08 FEET TO A CONCRETE MONUMENT FOUND, THENCE; ALONG THE DIVIDING LINE BETWEEN LOT 7.01, BLOCK 5 AND LANDS NOW OR FORMERLY OF NEW JERSEY TURNPIKE AUTHORITY THE FOLLOWING FIVE (5)
     COURSES:

2. SOUTH 29 DEGREES - 07 MINUTES - 00 SECONDS WEST, A DISTANCE OF 826.00 FEET TO A CONCRETE MONUMENT FOUND, THENCE;

3. SOUTH 76 DEGREES - 55 MINUTES - 00 SECONDS WEST, A DISTANCE OF 119.12 FEET TO A CONCRETE MONUMENT FOUND, THENCE;

4. NORTH 88 DEGREES - 06 MINUTES - 06 SECONDS WEST, A DISTANCE OF 33.00 FEET TO A CONCRETE MONUMENT FOUND, THENCE;

5. NORTH 01 DEGREE - 53 MINUTES - 54 SECONDS EAST, A DISTANCE OF 100.12 FEET TO A CONCRETE MONUMENT FOUND, THENCE;

6. SOUTH 67 DEGREES - 00 MINUTES - 15 SECONDS WEST, A DISTANCE OF 32.09 FEET TO A CONCRETE MONUMENT FOUND, THENCE;

7. ALONG THE EASTERLY SIDELINE OF A 33 FOOT WIDE SERVICE AREA ACCESS ROAD, NORTH 02 DEGREES - 17 MINUTES - 24 SECONDS WEST, A DISTANCE OF 1674.21 FEET TO A POINT OF CURVATURE, THENCE;

8. ALONG A CURVE TO THE RIGHT, HAVING A RADIUS OF 35.00 FEET, TURNING A CENTRAL ANGLE OF 107 DEGREES - 27 MINUTES - 13 SECONDS, AN ARC LENGTH OF
     65.64 FEET, THE CHORD OF WHICH

                                  Schedule A-1

     BEARS NORTH 51 DEGREES - 26 MINUTES - 13 SECONDS EAST, A CHORD DISTANCE OF
     56.43 FEET TO A POINT OF TANGENCY, THENCE;

9. ALONG THE AFOREMENTIONED SOUTHERLY SIDELINE OF THE PROSPECT PLAINS ROAD, SOUTH 74 DEGREES - 50 MINUTES - 11 SECONDS EAST, A DISTANCE OF 902.25 FEET TO THE POINT AND PLACE OF BEGINNING.

            CONTAINING 1,006,161 SQUARE FEET OR 23.098 ACRES.

            FOR INFORMATIONAL PURPOSES ONLY SUCH PROPERTY IS CURRENTLY DESIGNATED AS LOT 7.01, BLOCK 5 ON THE TAX MAP OF THE TOWNSHIP OF CRANBURY





















                                  Schedule A-2

                                   SCHEDULE B


CRANBURY WAREHOUSE
LIST OF MATRIX PERSONAL PROPERTY
============= ==================================================================
    Qty                             Equipment Description
============= ==================================================================
 Cafeteria:
     4        Storage Racks
------------- ------------------------------------------------------------------
     1        Salad bar display w/eight tiles
------------- ------------------------------------------------------------------
     1        Hot food display
------------- ------------------------------------------------------------------
     2        Microwaves
------------- ------------------------------------------------------------------
     1        Traulsen Commercial Fridge and/or Freezer (large double
              door/chrome), S/N T902760D93, Model G20010
------------- ------------------------------------------------------------------
     1        Traulsen Commercial Fridge and/or Freezer (large single
              door/chrome), S/N T771870B93, Model G12011
------------- ------------------------------------------------------------------
     1        GE Freezer (white), 6ft upright, single door
------------- ------------------------------------------------------------------
     1        Icemaker, Scotsman_S/N 818788-OIM
------------- ------------------------------------------------------------------
     1        Chrome sink w/chrome shower head
------------- ------------------------------------------------------------------
     1        Sink (double), chrome
------------- ------------------------------------------------------------------
     2        Table (2 shelves), chrome
------------- ------------------------------------------------------------------
     1        Dishwasher, Model GS14
------------- ------------------------------------------------------------------
     14       Round dining tables
------------- ------------------------------------------------------------------
     67       Dining chairs
------------- ------------------------------------------------------------------
------------- ------------------------------------------------------------------
 Warehouse:   Rack Uprights (16' Upright Height, 3" Upright Width, 42" Upright
    650       Depth)
------------- ------------------------------------------------------------------
    3800      Cross Beam Members (96" Wide)
------------- ------------------------------------------------------------------
     50       Cross Beam Members (144" Wide)
--------------------------------------------------------------------------------
    100       Cross Beam Members (48" Wide)
------------- ------------------------------------------------------------------
     40       5 Drawer Verticle File Cabinets
------------- ------------------------------------------------------------------
     1        15,000 SF Refrigerated Storage Area
------------- ------------------------------------------------------------------
     1        2,600 SF Refrigerated Storage Area
------------- ------------------------------------------------------------------
------------- ------------------------------------------------------------------
  Offices:
     35       Desks
------------- ------------------------------------------------------------------
     23       Computer Tables/Desks or Kneespace Credenzas
------------- ------------------------------------------------------------------
     6        U-Shaped Desks (Desk, Computer Table, Credenza Combinations)
------------- ------------------------------------------------------------------
     17       Credenza without kneespace (ie. Doors)
------------- ------------------------------------------------------------------
     96       Upholstered Desk/Guest Chairs
------------- ------------------------------------------------------------------
     17       Round Tables
------------- ------------------------------------------------------------------
     35       Bookcases
------------- ------------------------------------------------------------------
     6        2 Drawer Lateral File Cabinets
------------- ------------------------------------------------------------------
     46       3 Drawer Lateral File Cabinets
------------- ------------------------------------------------------------------

------------- ------------------------------------------------------------------
     3        4 Drawer Lateral File Cabinets
------------- ------------------------------------------------------------------
     80       5 Drawer Lateral File Cabinets
------------- ------------------------------------------------------------------
     3        Water Coolers
------------- ------------------------------------------------------------------
     1        Main Lobby; Sofa
------------- ------------------------------------------------------------------
     1        Northeast Lobby: 3 Sofa Chairs
------------- ------------------------------------------------------------------
     1        Conference Room 1: (4) 4'x12' conference room tables arranged as one large table, 23 chairs, large screen television with cabinet
------------- ------------------------------------------------------------------
     1        Conference Room 2: 5'x18' table with 14 chairs
------------- ------------------------------------------------------------------
     1        Conference Room 3: 4'x8' table with 8 chairs
------------- ------------------------------------------------------------------
     1        Conference Room 4: 4'x12' table with 12 chairs
------------- ------------------------------------------------------------------

                                   SCHEDULE C

                                   BASIC RENT


            The Basic Rent shall be payable in equal monthly installments, in advance, on the Basic Rent Payment Dates, commencing with the first such payment on the Rent Commencement Date. Notwithstanding the foregoing, LESSEE shall pay to LESSOR the first (1st) monthly installment of Basic Rent simultaneously with LESSEE'S execution and delivery of this Lease.

Section I:

            For the period from the Rent Commencement Date to and including the day immediately preceding the twelfth (12th) anniversary of the Commencement Date (or, if such day is not the final day of a calendar month, to and including the last day of the calendar month in which such day occurs), the Basic Rent shall be $1,287,632.00 per annum, payable in equal monthly installments of $107,302.66.

Section II:

                        (a) The Basic Rent for the First Option Period shall be equal to the greater of (i) ninety five percent (95%) of the then fair market rental value of the Premises as of the commencement of the First Option Period (as determined pursuant to the provisions set forth below) or (ii) $1,287,632.00 per annum; and the Basic Rent for the Second Option Period shall be equal to the greater of (i) the then fair market rental value of the Premises as of the commencement of the Second Option Period or (ii) the annual Basic Rent payable during the last lease year of the First Option Period.

                        (b) On or before the first (1st) day of the eighth (8th) calendar month preceding the then Termination Date, LESSOR shall notify LESSEE of its determination of the fair market rental value (or, in the case of the First Option Period, ninety five percent (95%) of the fair market rental value) of the Premises for the Option Period in question. In the case of the First Option Period, (i) if LESSOR'S determination is equal to or less than $1,287,632.00 per annum, then the Basic Rent payable during the First Option Period by LESSEE shall be $1,287,632.00 per annum, or (ii) if LESSOR'S determination is more than $1,287,632.00 per

                                  Schedule C-1
annum, then the Basic Rent during the First Option Period shall be equal to LESSOR'S determination, subject, however, to LESSEE'S right to object to such determination as provided in paragraph (c) below. In the case of the Second Option Period, (i) if LESSOR'S determination is equal to or less than the annual Basic Rent then payable by LESSEE, then the Basic Rent during the Second Option Period shall be the annual Basic Rent then payable by LESSEE, or (ii) if LESSOR'S determination is more than the annual Basic Rent then payable by LESSEE, then the Basic Rent during the Second Option Period shall be equal to LESSOR'S determination, subject, however, to LESSEE'S right to object to such determination as provided in paragraph (c) below.

                        (c) LESSEE shall have the right to object to LESSOR'S determination of the fair market rental value by notice given to LESSOR within fifteen (15) days after receipt of LESSOR'S determination. If LESSEE fails to give an objection notice within such fifteen (15) day period, then LESSEE shall be deemed to have waived the right to object to LESSOR'S determination of fair market rental value. If LESSEE objects to such fair market rental value determination by notice given within such fifteen (15) day period, and if the parties are unable to resolve the dispute within thirty (30) days after LESSOR'S receipt of LESSEE'S objection notice, then (i) the fair market rental value of the Premises shall be determined pursuant to the provisions of the immediately following paragraph, or (ii) LESSEE shall have the right to rescind its exercise of the option to extend the Term for the applicable Option Period by notice given to LESSOR within thirty five (35) days after LESSOR'S receipt of LESSEE'S objection notice, whereupon LESSEE'S rights to extend the Term shall be null and void and of no further force or effect. If LESSEE fails to give a notice electing rescind its exercise of the option to extend the Term within such thirty five (35) day period, then LESSEE shall be deemed to have waived the right to rescind such election and the fair market rental value of the Premises shall be determined pursuant to the provisions of the immediately following paragraph.

                        (d) The phrase "fair market rental value" shall mean the rent generally payable in the Middlesex County, New Jersey area for a comparable building of approximately the same size and condition as the Building for an equivalent term, provided that the value of tenant improvements to the Building made by LESSEE at its cost shall not be considered in determining "fair market rental value". On or before the fiftieth (50th) day preceding the

                                  Schedule C-2
commencement of the Option Period in question, LESSOR and LESSEE shall each appoint an appraiser who is a member of the Member Appraisal Institute (MAI) of the American Institute of Real Estate Appraisers. In the event either party fails to so appoint an appraiser on or before the day specified in the preceding sentence, the person appointed as the appraiser may appoint an appraiser to represent the party having failed to appoint an appraiser within ten (10) days after the expiration of such period. The two appraisers appointed in either manner shall then proceed to appraise the Premises and determine its fair market rental value. In the event of their inability to reach a determination of the fair market rental value within thirty (30) days after their appointment, then they shall select a third appraiser. Said third appraiser shall appraise the Premises within thirty (30) days after his or her appointment to determine its fair market rental value. In such event, for the purposes of each clause (i) of
Section II(a) above, the fair market rental value of the Premises shall be the average of the two (2) closest appraisals. LESSOR and LESSEE agree to be bound by the determination of the fair market rental value of the Premises by the appraisers. Each party shall be responsible for the fees and disbursements of its appraiser and attorneys, and the parties shall share equally the fees and disbursements of the third (3rd) appraiser.

                        (e) In the event a final determination of the annual Basic Rent for the Option Period in question has not been made by the commencement date of said Option Period, then (i) in the case of the First Option Period, LESSEE shall pay to LESSOR Basic Rent at the rate of $1,287,632.00 per annum, and (ii) in the case of the Second Option Period, LESSEE shall pay LESSOR Basic Rent at the same rate as most recently paid by LESSEE. When the annual Basic Rent for said Option Period has been determined, LESSEE shall pay to LESSOR, with the next monthly installment of Basic Rent due after such determination, an amount equal to the difference between the Basic Rent previously paid during the Option Period and the amount which would have been payable had the annual Basic Rent for the Option Period been made as of the commencement of said Option Period.

                                  Schedule C-3

                                   SCHEDULE D

                              EXPANDED PARKING AREA

            Schedule D is a drawing depicting the Lease Plan of the Able Laboratories Cranbury Corporate Park Location, including approximate allocations of office, manufacturing, and warehousing space within the building in addition to the current parking layout and the proposed plans to expand the facilities current parking structure. A detailed written description of the property is provided in Schedule A.


























                                  Schedule D-1

                                   SCHEDULE E

                          PARKING AREA RESTRIPING PLAN

            See schedule D.





























                                  Schedule E-1

                                   SCHEDULE F

                     LESSOR'S OPERATING EXPENSES (ESTIMATED)
                               (9/10/03-12/31/03)


                                                                   Projected
                                                                      Amount
                                                                      ------
Utilities                                                                 $0

Services:

      Landscaping                                                    $10,500
      Snow Removal                                                    $3,000
      Parking Lot Sweeping                                              $500
      Other Misc                                                      $1,500
Total Services                                                       $15,500

R&M
      Electrical                                                      $2,500
      Exterior Bldg                                                   $5,000
      Parking Lots                                                        $0
      Drainage                                                            $0
      Sidewalks/curbs                                                     $0
      Water Tower                                                         $0
      R&M Misc.                                                       $1,600
R&M Total                                                             $9,100

Property Management                                                   $7,973

Insurance                                                            $27,731

Real Estate Taxes                                                    $65,079
                                                                    --------
Total                                                               $125,383
                                                                    ========




                                  Schedule F-1

                                   SCHEDULE G

                         LIST OF DORMANT HVAC EQUIPMENT

None































                                  Schedule G-1

                                   SCHEDULE H

                         PERMITTED HAZARDOUS SUBSTANCES

August 28, 2003

Mr. Donald M.Epstein
Executive Vice President / CFO
Matrix Development Group
Forsgate Drive, CN 4000
Cranbury, New Jersey 08512

Dear Mr. Epstein:

Pursuant to our prospective lease obligation relating to the building located at One Squibb Drive, Cranbury, New Jersey, below is a list of materials (classified as Hazardous Substances by the Environmental Protection Agency) which we currently use in our manufacturing, cleaning, and or laboratory research work at Able Laboratories Inc.

The items and certain statistical information for those substances is as follows:

                                                                 Current Max.
Substance             Description          Hazard(s)             Daily Quantity
---------             -----------          ---------             --------------

Isopropyl Alcohol     Pure, Liquid         Fire                  400 Gallons
                                           Acute Health
                                           Chronic Health

Lithium Carbonate     Pure, Solid          Acute Health          10,000 Pounds
                                           Chronic Health

Eudragit              Mixture, Liquid      Ecotoxin              20 Gallons

Oxandralone                                Fire                  4 Pounds(1)
                                           Acute Health
                                           Chronic Health

Oxymetholone                               Fire                  15 Pounds(2)
                                           Acute Health
                                           Chronic Health

(1) Represents current R&D quantities. Maximum quantities when in production will be approx. 70 pounds.

(2) Represents current R&D quantities. Maximum quantities when in production will be approx. 60 pounds.


Please let me know if you require any additional information.

Sincerely,



Robert Weinstein
Vice President and Chief Financial Officer

                                    SCHEDULE I

                                      DRAFT

                       PRELIMINARY OUTLINE SPECIFICATIONS
                                       FOR
                                ABLE LABORATORIES
                                       AT
                                 1 SQUIBB DRIVE
                               CRANBURY, NJ O8512

                                SEPTEMBER 9, 2003



1.          CONSTRUCTION DOCUMENTS
            ----------------------

            Licensed engineers and registered architects shall prepare the plans and specifications. The building design, based on contents that shall not exceed the moderate heat release classification (S-1), shall conform to the BOCA Basic Energy Conservation Code. The tenant must submit plans and specifications to Matrix Development Group for review and approval prior to submission to the township building department. Plans must be submitted to, and approved by, the Municipal Building Department prior to the commencement of construction.


2.          DESIGN CRITERIA
            ---------------

            Building Area:          Warehouse                             N/ASF
                                    Main Office Area                      N/ASF
                                    Warehouse Office & Lunchroom          N/ASF

                                    Total                                 N/ASF

            Building Height:        N/A

            Bay Size:               N/A

            Warehouse:              N/A

            Allowances:             N/A

3.          SITE PREPARATION
            ----------------

            Any site work must be performed in accordance with the approved plans. The tenant so as to be in compliance with Freehold Soils and Erosion Control Agency must perform complete landscape restorations after any site work modifications.


4.          LANDSCAPING
            -----------

            Lawn areas will be comprised of 4" mixture of topsoil, lime, fertilizer and a blend of perennial grass seeds. Landscaping will be installed pursuant to a plan for the planting of shrubs, trees, turf areas . Plant material to be comprised of both deciduous and white pines


5.          CURBING AND SIDEWALKS
            ---------------------

            4500-PS air entrained concrete curbing will be the standard curb specification. Curbs shall be 6" by 18" with a 6" face.

            4500-PSI air entrained concrete sidewalks will be the standard sidewalk specification. Sidewalks shall be a minimum of 4 feet wide and shall have a sub base consisting of 4" thick of 3/4" crushed stone.


6.          STORM DRAINAGE
            --------------

            An underground storm drainage system adequately designed and constructed currently handles the storm drainage. Any new storm drainage work must be designed similarly to the existing system.


7.          PAVEMENT
            --------

            Trucking areas consist of 5" bituminous stabilized base and 2" F.A.B.C. topping. Automobile parking consist of 3 " bituminous stabilized base and 1 1/2" F.A.B.C. topping. All future pavement modifications must conform to the township requirements or the above specification whichever is more stringent shall apply.

8.          CONCRETE
            --------

            The concrete floor slab on grade is assumed to be 4,000-PSI concrete and six (6) inches thick in all areas, with fiber strand. Expansion and contraction joints are included. Control joints are to be filled with Euclid 700 Series Epoxy. The floor slab modifications for the laboratory drains as well as any other area shall, be designed and constructed to be consistent with the existing floor slab on grade specifications. The sub grade compaction beneath the slab on grade modifications shall be a minimum of 98% compaction. THE WAREHOUSE WILL HAVE APPROXIMATELY 75 FLOOR DRAINS AND 30 ABOVE THE FLOOR DRAINS ALL TERMINATED TO EXISTING FLOOR DRAIN RUNNING IN THE CENTER OF THE WAREHOUSE AND WILL BE INSTALLED AS PER CURRENT CODE REQUIREMENTS. THE ROOM FLOORS WILL BE PITCHED TO THE FLOOR DRAIN BY REMOVABLE EPOXY BUILD UP ON THE CONCRETE FLOOR SLAB.

            The floor slab on grade at the end of the lease shall be restored so as to maintain the original integrity and serviceability of the original design.


9.          MASONRY
            -------

            All elevations of building will be comprised of insulated precast wall panels with smooth and ribbed finish. The tenant must submit to the landlord a proposed plan showing the size and location of any wall penetrations prior to commencing with the work. It has been conceptually discussed that the tenant will require 12 dust collector pipe penetrations at the southwest corner. The tenant has agreed that the piping can be designed so as to penetrate the wall within two 5' x 5' opening in the wall at approximately 12' to 20' above grade.

            All precast concrete panels modifications must be designed in accordance with Precast Concrete Institute (PCI) specification #116.


10.         STRUCTURAL SYSTEM
            -----------------

            The structural system will consist of wide flange and tubular columns and girders from rolled steel sections. Roof structure will be primed painted metal decking on gray primed open steel joists. Any new roof framing must be installed with prime painted steel members. All roof framing calculations must be engineered by the engineer of record prior to installation.

            Expansion joints will be provided as required in slab, wall and roof.

11.         CARPENTRY
            ---------

            Carpentry for roof blocking, curbs and nailers, and miscellaneous framing must use ground contact pressure treated lumber.


12.         ROOFING, SHEET METAL, AND INSULATION
            ------------------------------------

            All proposed and authorized roofing contractor that have been pre-approved by the landlord must perform roof penetrations and or modifications. Any roof work that is performed by non-authorized workmen shall void all roofing warrantees.


13.         DOORS
            -----

            Modifications subject to landlords review prior to construction.


14.         GLASS, GLAZING AND ALUMINUM
            ---------------------------

            Modifications subject to landlords review prior to construction.


15.         PLUMBING
            --------

            Modifications subject to landlords review prior to construction. All plumbing piping must be installed above clear height of warehouse roof framing.


16.         FIRE SPRINKLER SYSTEM
            ---------------------

            All modifications are subject to landlords review prior to construction. Piping must be designed to be above clear height of warehouse roof framing.

            If the insurance carrier, other authorities, or product classification request loops, hydrants, fire tunnels, barriers, storage tanks, rack sprinklers, etc., it will be the tenant's responsibility to prove same at their cost.

17.         HEATING, VENTILATION, AND AIR CONDITIONING
            ------------------------------------------

            The warehouse area HVAC units, if relocated must have the existing opening properly closed off. New units in the lab area shall include approximately 12 DX RTU units with the maximum sized unit approximately 40 Ton cooling capacity. Each unit will have a separate supply and return duct penetration coming from the roof. The ducting will be then further branched to its individual manufacturing rooms/areas/sections.
            The HVAC units, not proposed to be used, will be de-commissioned by authorized contractor at the tenants expense. The tenant shall remove the HVAC units that they do not intend to use and have them placed on the ground. The land lord shall remove these units from the premises. Walk in cooler boxes will be de-commissioned by authorized contractor and will also be packaged and skidded by Able Laboratories to be stored by Matrix.


18.         ELECTRIC
            --------

            A 4,000 amp, 277/480 Volt, 3-phase, 4-wire service currently exists. All panels, switchboards, transformers, fuses and contacts will be supplied as per Code.

            All future electric to be provided as follows:

            A. Emergency lighting (high efficient) and exit lights will be per
               National Electric and Fire Safety Code.
            B. All lighting contractors and time clocks are included.
            C. Site lighting is included and will be designed to comply with code requirements.
            D. Future electrical feeders shall be installed overhead and above the roof framing in the warehouse.
            E. ELECTRICAL SUBSTATIONS WILL BE PROVIDED THROUGH OUT THE PROPOSED
               MANUFACTURING AREA AND LABORATORIES FOR DISTRIBUTION OF POWER.

                                 LEASE AGREEMENT

                                     BETWEEN

                         MATRIX CRANBURY ASSOCIATES, LLC

                                                                      LESSOR,


                                      -AND-


                            ABLE LABORATORIES, INC.,


                                                                      LESSEE.




                      -------------------------------------

                           DATED: SEPTEMBER ___, 2003

                      -------------------------------------







Prepared by:

Michael E. Rothpletz, Jr., Esq.
Drinker Biddle & Reath LLP
500 Campus Drive
Florham Park, New Jersey 07932

                                TABLE OF CONTENTS
                                                                            PAGE



PRELIMINARY STATEMENT.........................................................1

ARTICLE 1 DEFINITIONS.........................................................1

ARTICLE 2 DEMISE; TERM; CONDITION.............................................9

ARTICLE 3 BASIC RENT; ADDITIONAL RENT; NET LEASE.............................11

ARTICLE 4 REAL ESTATE TAXES..................................................12

ARTICLE 5 OPERATING EXPENSES.................................................15

ARTICLE 6 MAINTENANCE, ALTERATIONS AND ADDITIONS; REMOVAL OF
          TRADE FIXTURES.....................................................20

ARTICLE 7 USE OF PREMISES....................................................28

ARTICLE 8 INDEMNIFICATION; LIABILITY OF LESSOR...............................29

ARTICLE 9 COMPLIANCE WITH REQUIREMENTS.......................................30

ARTICLE 10 COMPLIANCE WITH ENVIRONMENTAL LAWS................................31

ARTICLE 11 DISCHARGE OF LIENS................................................36

ARTICLE 12 PERMITTED CONTESTS................................................36

ARTICLE 13 INSURANCE.........................................................37

ARTICLE 14 ESTOPPEL CERTIFICATES.............................................40

ARTICLE 15 ASSIGNMENT AND SUBLETTING.........................................42

ARTICLE 16 CASUALTY..........................................................51

ARTICLE 17 CONDEMNATION......................................................53

ARTICLE 18 EVENTS OF DEFAULT.................................................54

ARTICLE 19 CONDITIONAL LIMITATIONS; REMEDIES.................................57

ARTICLE 20 ACCESS; RESERVATION OF EASEMENTS..................................60

ARTICLE 21 ACCORD AND SATISFACTION...........................................62

ARTICLE 22 SUBORDINATION.....................................................62

ARTICLE 23 LESSEE'S REMOVAL..................................................65

ARTICLE 24 BROKER............................................................66

ARTICLE 25 NOTICES...........................................................67

ARTICLE 26 NATURE OF LESSOR'S OBLIGATIONS....................................68

ARTICLE 27 SECURITY DEPOSIT..................................................68

ARTICLE 28 SIGNAGE; LESSEE'S MODIFICATION OF PARKING AREAS;
           INITIAL TENANT IMPROVEMENTS; BUILDING ADDRESS.....................74

ARTICLE 29 MISCELLANEOUS.....................................................77


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

                                TABLE OF CONTENTS
                                                                            PAGE


SCHEDULE A          DESCRIPTION OF LAND
SCHEDULE B          LIST OF PERSONAL PROPERTY
SCHEDULE C          BASIC RENT
SCHEDULE D          EXPANDED PARKING AREA
SCHEDULE E          PARKING AREA RESTRIPING PLAN
SCHEDULE F          PROJECTED OPERATING EXPENSE BUDGET
SCHEDULE G          LIST OF DORMANT HVAC EQUIPMENT
SCHEDULE H          PERMITTED HAZARDOUS SUBSTANCES
SCHEDULE I          PRELIMINARY OUTLINE SPECIFICATIONS






















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